                         CONTRIBUTION AND SALE AGREEMENT

                                     BETWEEN

           THE PARTIES LISTED ON EXHIBIT A ATTACHED HERETO, AS SELLERS

                                       AND

               CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., AS BUYER

                             DATED FEBRUARY 3, 2005

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I:          Sale and Purchase.........................................2

ARTICLE II:         Consideration.............................................2

ARTICLE III:        Title Matters.............................................8

ARTICLE IV:         Closing Date.............................................10

ARTICLE V:          Debt Assumption; Buffalo Broad Release...................11

ARTICLE VI:         Representations and Warranties of Sellers................13

ARTICLE VII:        Representations and Warranties of CSCP...................20

ARTICLE VIII:       Conditions to Obligations of CSCP and Sellers............21

ARTICLE IX:         Obligations and Covenants of Sellers and CSCP............23

ARTICLE X:          Apportionments...........................................27

ARTICLE XI:         Closing Documents........................................31

ARTICLE XII:        Due Diligence Investigation; Right to Terminate..........36

ARTICLE XIII:       Tenant Estoppel Certificates.............................39

ARTICLE XIV:        Brokerage................................................40

ARTICLE XV:         Condemnation and Destruction.............................40

ARTICLE XVI:        Closing Costs............................................42

ARTICLE XVII:       Sellers' Defaults........................................43

ARTICLE XVIII:      CSCP Defaults............................................44

ARTICLE XIX:        Notices..................................................44

ARTICLE XX:         Development Properties...................................45

ARTICLE XXI:        Vacancies................................................48

ARTICLE XXII:       Purchase Options.........................................49

ARTICLE XXIII:      Subdivisions.............................................49

                                                                            Page
                                                                            ----

ARTICLE XXIV:       Tenant Improvements......................................52

ARTICLE XXV:        Indemnification..........................................55

ARTICLE XXVI:       Tax Proceedings..........................................56

ARTICLE XXVII:      Entire Agreement.........................................56

ARTICLE XXVIII:     Amendments...............................................57

ARTICLE XXIX:       Successors and Assigns...................................57

ARTICLE XXX:        Governing Law; Jurisdiction..............................57

ARTICLE XXXI:       Business Days............................................57

ARTICLE XXXII:      Interpretation...........................................58

ARTICLE XXXIII:     Third Parties............................................58

ARTICLE XXXIV:      Legal Costs..............................................58

ARTICLE XXXV:       Counterparts.............................................58

ARTICLE XXXVI:      Effectiveness............................................58

ARTICLE XXXVII:     No Implied Waivers.......................................58

ARTICLE XXXVIII:    Unenforceability.........................................59

ARTICLE XXXIX:      Waiver of Trial by Jury..................................59

ARTICLE XL:         Press Releases; Confidentiality..........................59

ARTICLE XLI:        Ground Leases............................................59

ARTICLE XLII:       Exhibits.................................................60

ARTICLE XLIII:      Powell Ohio Dedication...................................60

                                    Exhibits

Exhibit A    Sellers
Exhibit B-1  Stabilized Premises
Exhibit B-2  Development Premises
Exhibit C    Purchase Option Rights
Exhibit D    Trade Names
Exhibit E    Allocation of Consideration and Tax Basis of Stabilized Properties
Exhibit F-1  Stabilized Debt
Exhibit F-2  Development Debt
Exhibit G-1  Allocation of Stabilized Common Unit Holders
Exhibit G-2  Allocation of Development Common Unit Holders
Exhibit H-1  Sample Development Consideration Calculation
Exhibit H-2  Sample Development & Stabilized Lease Value Calculation
Exhibit I    Escrow Agreement
Exhibit J    Survey Requirements
Exhibit K    Rent Rolls
Exhibit L-1 Stabilized/Sleepys Holdback Schedule (Construction in Progress) Exhibit L-2 Stabilized Credit (Tenants in Possession)
Exhibit M    Outstanding Leasing Commissions
Exhibit N    Violations
Exhibit O    Service Contracts
Exhibit P    Existing Environmental Reports
Exhibit Q    One August Company Vacant Space
Exhibit R    Debt Documents and Existing Defaults Thereunder
Exhibit S    Development Permits Not Yet Obtained
Exhibit T-1  List of Development Plans and Specifications
Exhibit T-2  List of Development Contracts
Exhibit T-3  Development Schedules
Exhibit U-1  New York Deed
Exhibit U-2  Ohio Deed
Exhibit U-3  Connecticut Deed
Exhibit U-4  Pennsylvania Deed
Exhibit V    Assignment of Leases
Exhibit W    Assignment of Service Contracts
Exhibit X    Bill of Sale
Exhibit Y    FIRPTA
Exhibit Z    Sellers' Certificate
Exhibit AA   Letter to Tenants
Exhibit BB-1 New York Non-Compete Agreement
Exhibit BB-2 Ohio Non-Compete Agreement
Exhibit BB-3 Connecticut Non-Compete Agreement
Exhibit BB-4 Pennsylvania Non-Compete Agreement
Exhibit CC   Terms of Property Management Agreement
Exhibit DD   Future Properties Agreement
Exhibit EE   Unit Holder Certificate

Exhibit FF   CSCP's Certificate
Exhibit GG   Tenant Estoppel Certificate Form
Exhibit HH-1 Required Stabilized Tenants
Exhibit HH-2 Required Development Tenants
Exhibit II-1 Pending Litigations
Exhibit II-2 Pending Condemnation or Eminent Domain Proceedings
Exhibit JJ   Vacant Stabilized Spaces
Exhibit KK   Tax Contest Proceedings
Exhibit LL   Zoning Classifications for Pennsylvania Properties
Exhibit MM   Standard Lease Form
Exhibit NN-1 Lodi Subdivision
Exhibit NN-2 Gahanna Subdivision
Exhibit NN-3 Mason Subdivision
Exhibit OO   Registration Rights Agreement
Exhibit PP   Side Agreement
Exhibit QQ-1 Ground Lease Terms
Exhibit QQ-2 Medina Ground Lease Property
Exhibit QQ-3 Mason Ground Lease Property
Exhibit QQ-4 Grove City Ground Lease Property
Exhibit QQ-5 Geneseo Ground Lease Property
Exhibit RR   Conveyed Buffalo Broad Property and Released Buffalo Broad Property

                         CONTRIBUTION AND SALE AGREEMENT


         This CONTRIBUTION AND SALE AGREEMENT (this "Agreement") is made as of the 3rd day of February, 2005, by and between the entities listed on EXHIBIT A attached hereto and made a part hereof, each having an office at 4835 Munson Street N.W., Canton, Ohio 44718 (individually, a "Seller," and collectively, the "Sellers"), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 44 South Bayles Avenue, Port Washington, New York 11050 ("CSCP").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS:

         A. Each Seller is the fee owner of the respective certain land and improvements thereon or to be constructed thereon described opposite its name on EXHIBIT B-1 attached hereto and made a part hereof (collectively, the "Stabilized Premises") and described opposite its name on EXHIBIT B-2 attached hereto and made a part hereof (collectively, the "Development Premises"; and together with the Stabilized Premises, the "Premises"), together in each case with (i) all easements, rights-of-way, privileges, appurtenances and other rights (including, without, limitation, mineral, oil and gas and development rights) pertaining to the Premises (collectively, the "Appurtenant Rights"),
(ii) (a) all land owned by such Seller lying in the bed of any street, road or avenue opened or proposed, public or private, in front of or adjoining the Premises, (b) any award made or to be made in lieu thereof, (c) any unpaid award for damage to the Premises to which such Seller shall be entitled by reason of change of grade of any street and (d) any strips and gores owned by such Seller adjoining or adjacent to the Premises (collectively, the "Additional Property Rights"), (iii) all fixtures, machinery, equipment, articles of personal property and improvements in the nature of personal property owned by such Seller attached or appurtenant to, or located on, or used in connection with the use or operation of the Premises (collectively, the "Personal Property"), (iv) all copyrights, trademarks, service marks and other marks and trade or business names and domain names relating to the ownership, use, and operation of the Premises owned by such Seller, if any, including, without limitation, the right, if any, to the names set forth on EXHIBIT D attached hereto and made a part hereof, and any similar variations (collectively, the "Trade Names"), (v) all right, title and interest of such Seller in and to the Leases (as hereinafter defined) and the Service Contracts (as hereinafter defined), and all security and other deposits made under the Leases and Service Contracts, (vi) all plans, drawings, specifications, and surveys relating to the Premises owned by such Seller including, without limitation, the Development Plans and Specifications (as hereinafter defined) (the "Plans and Specifications"), (vii) all guaranties and warranties relating to the Premises benefiting such Seller (the "Guaranties and Warranties"), and (viii) the Permits (as hereinafter defined) (the Stabilized Premises together with the Appurtenant Rights, the Additional Property Rights, the Personal Property, the Leases, the Service Contracts, the Trade Names, the Plans and Specifications, the Guaranties and Warranties, and the Permits related thereto being hereinafter collectively referred to as the "Stabilized Property"; the Development Premises together with the Appurtenant Rights, the Additional Property Rights, the Personal Property, the Leases, the Service Contracts, the Trade Names, the Plans and Specifications, the Guaranties and Warranties, and the Permits related thereto being hereinafter collectively referred to as the "Development Property"; and the Stabilized Property and the Development Property being collectively referred to herein as the "Property").

         B. Sellers desire to sell the Property in exchange for the Consideration (as hereinafter defined), and to become limited partners in CSCP on the terms and conditions hereinafter set forth.

         C. CSCP desires to purchase the Property in exchange for the Consideration, and to admit the Unit Holders (as hereinafter defined) as limited partners in CSCP on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I: Sale and Purchase. Each Seller agrees to sell, assign and convey to CSCP, and CSCP agrees to purchase from such Seller, the Property owned by such Seller, subject to the terms of this Agreement.

ARTICLE II: Consideration.

            (a) The consideration for the Stabilized Property (the "Stabilized Consideration") shall be the amount of Ninety Million One Hundred Twenty-Nine Thousand One Hundred Fifty-Two and 00/100 Dollars ($90,129,152.00). The parties hereto acknowledge and agree that (i) the Stabilized Consideration shall be allocated among the Stabilized Properties, as set forth on EXHIBIT E attached hereto and made a part hereof, (ii) all of the Stabilized Consideration shall be allocated to the Stabilized Properties exclusive of the Personal Property, and
(iii) no portion of the Stabilized Consideration shall be allocated to the Personal Property. The Stabilized Consideration, as adjusted by the prorations and credits specified herein, shall be payable on the Stabilized Closing Date (as hereinafter defined) by, subject to the terms of Article V hereof:

                  (i) at CSCP's election, the assumption by CSCP of one or more of the loans set forth on EXHIBIT F-1 attached hereto and made a part hereof (the loans to be assumed by CSCP, as elected by CSCP, being hereinafter referred to as the "Stabilized Assumable Debt");

                  (ii) a portion of the Stabilized Consideration in the amount of One Million Nine Hundred Six Thousand Eight Hundred Sixty-Two and 00/100 Dollars ($1,906,862.00), subject to adjustment based on any changes made to EXHIBIT L-1 in accordance with the terms of this Agreement prior to the Stabilized Closing Date (together with all interest thereon, and as the same may be reduced as expressly provided in the Stabilized Holdback Escrow Agreement (as hereinafter defined), the "Stabilized Holdback") shall be held by the Title Company pursuant to an escrow agreement (the "Stabilized Holdback Escrow Agreement") in a form mutually acceptable to the Title Company, Sellers and CSCP. The Stabilized Holdback shall be allocated among the premises leased to the Tenants set forth on EXHIBIT L-1 attached hereto and made a part hereof, as the same may be updated in accordance with this Agreement as of the Stabilized Closing Date, and the Stabilized Holdback Escrow Agreement shall provide that (A) until each such Tenant shall take occupancy of its respective premises for the ordinary conduct of business and shall commence the payment of regularly scheduled rent, the monthly allocation of the portion of the Stabilized Holdback allocated to such Tenant shall be released to CSCP, on a monthly basis, in accordance with the schedule attached hereto as EXHIBIT L-1, as the same may be updated in accordance with this Agreement as of the Stabilized Closing Date, (B) costs and expenses incurred by CSCP or its designee for completion of the TI Work pursuant to Section 4 of Article XXIV shall be released to CSCP from time to time upon request, (C) prior to the second (2nd) anniversary of the Stabilized Closing Date, upon each such Tenant taking occupancy of its premises for the ordinary conduct of business and commencing the payment of regularly scheduled rent, the balance of the Stabilized Holdback allocable to such Tenant shall be released to the applicable Sellers from the Stabilized Holdback (or, at Sellers' written election, which election shall be made in writing at or prior to the Stabilized Closing Date, the balance of the Stabilized Holdback (or any portion thereof designated in such election) shall be released to CSCP, and CSCP shall cause the issuance of Common Units to the persons and/or entities (collectively, "Persons") and in the allocations set forth in such election, which Common Units will be convertible on a one-for-one basis into common stock of Cedar (as hereinafter defined), will be individually valued at Stabilized Market Value (as hereinafter defined) and will have an aggregate value in an amount equal to the amount so elected and released to CSCP) and (D) any portion of the Stabilized Holdback (together with any interest that shall have accrued thereon) remaining in escrow as of the second (2nd) anniversary of the Stabilized Closing Date shall, promptly following said second (2nd) anniversary, be released to CSCP;

                  (iii) a portion of the Stabilized Consideration in the amount of One Million Three Hundred Fifty One Thousand and 00/100 Dollars ($1,351,000.00) (the "Sleepys Holdback") shall be held by CSCP in accordance with the terms of this subsection. With respect to the Sleepys Holdback, (A) until Sleepys shall take occupancy of its premises located in New Milford, Connecticut for the ordinary conduct of business and shall commence the payment of regularly scheduled rent, the monthly allocation of the Sleepys Holdback shall be retained by CSCP (and Sellers shall no longer have any rights with respect thereto), on a monthly basis, in accordance with the schedule attached hereto as EXHIBIT L-1, as the same may be updated in accordance with this Agreement as of the Stabilized Closing Date, (B) costs and expenses incurred by CSCP or its designee for completion of the TI Work pursuant to Section 4 of Article XXIV shall be released to CSCP from time to time upon request, (C) prior to the second (2nd) anniversary of the Stabilized Closing Date, upon Sleepys taking occupancy of its premises at the Premises located in New Milford, Connecticut for the ordinary conduct of business and commencing the payment of regularly scheduled rent, the balance of the Sleepys Holdback shall be paid to the applicable Seller (or, at the applicable Seller's written election, which election shall be made in writing at or prior to the Stabilized Closing Date, the Sleepys Holdback (or any portion thereof designated in such election) shall be retained by CSCP (and Sellers shall no longer have any rights with respect thereto), and CSCP shall cause the issuance of Common Units to the Persons and in the allocations set forth in such election, which Common Units will be convertible on a one-for-one basis into common stock of Cedar, will be individually valued at Stabilized Market Value and will have an aggregate value in an amount equal to the amount so elected and released to CSCP) and (D) any portion of the Sleepys Holdback remaining as of the second (2nd) anniversary of the Stabilized Closing Date shall be retained by CSCP (and Sellers shall no longer have any rights with respect thereto); and

                  (iv) the balance of the Stabilized Consideration shall be paid by (A) payment of cash in immediately available federal funds in an amount equal to the amount necessary to repay those loans set forth on EXHIBIT F-1 which CSCP shall elect not to assume pursuant to the terms of this Agreement (the "Stabilized Assumable Debt Cash Consideration"),
         (B) the issuance of common limited partnership units of CSCP ("Common Units"), to the Persons (and in the allocation) as set forth on EXHIBIT G-1 attached hereto and made a part hereof (such Persons, the "Stabilized Unit Holders"), which Common Units will be convertible on a one-for-one basis into common stock of Cedar Shopping Centers, Inc., a Maryland corporation ("Cedar"), will be individually valued at Stabilized Market Value and will have an aggregate value in an amount equal to the Applicable Percentage (as hereinafter defined) of (1) the Stabilized Consideration, less (2) the Stabilized Assumable Debt, less
         (3) the Stabilized Assumable Debt Cash Consideration, less (4) the Stabilized Holdback, less (5) the Sleepys Holdback, and (C) if the Applicable Percentage shall be less than one hundred percent (100%), the payment of cash in immediately available funds in an amount equal to (1) the Stabilized Consideration, less (2) the Stabilized Assumable Debt, less (3) the Stabilized Assumable Debt Cash Consideration, less
         (4) the Stabilized Holdback, less (4) the Sleepys Holdback, less (5) the amount payable pursuant to clause (B) of this subparagraph (iv).

            (b) The consideration for each Development Property (the "Development Consideration"; together with the Stabilized Consideration, the "Consideration") shall be an amount calculated as follows: (i) an eight percent (8%) capitalization rate applied to the Development Property Purchase Net Operating Income (as hereinafter defined) of said Development Property, less
(ii) free rent, leasing commissions and tenant build-out costs in connection with said Development Property. A sample calculation of Development Consideration is attached hereto as EXHIBIT H-1. The parties hereto acknowledge and agree that all of the Development Consideration shall be allocated to the Development Properties exclusive of the Personal Property, and no portion of the Development Consideration shall be allocated to the Personal Property. The Development Consideration for each Development Property, as adjusted by the prorations and credits specified herein, shall be payable on each Development Property Closing Date (as hereinafter defined) by:

                  (i) with respect to the applicable Development Property, at CSCP's election, the assumption by CSCP of one or more of the loans set forth on EXHIBIT F-2 attached hereto and made a part hereof (the loans to be assumed by CSCP, as elected by CSCP, being hereinafter referred to as the "Development Assumable Debt"; and together with the Stabilized Assumable Debt, the "Assumable Debt"); and

                  (ii) the balance of the Development Consideration for each Development Property (less the applicable Development Assumable Debt, if any) (the "Development Consideration Balance") shall be paid by (A) payment of cash in immediately available federal funds in an amount equal to the amount necessary to repay those loans set forth on EXHIBIT F-2 which CSCP shall elect not to assume pursuant to subparagraph (i) of this clause (b) (the "Development Assumable Debt Cash Consideration"), (B) subject to the terms of paragraph (c) below, the issuance of Common Units to the Persons (and in the allocation) as set forth on EXHIBIT G-2 attached hereto and made a part hereof (such Persons, the "Development Unit Holders") (the Stabilized Unit Holders and the Development Unit Holders being hereinafter collectively referred to as the "Unit Holders"), which Common Units will be convertible on a one-for-one basis into common stock of Cedar, will be individually valued at Development Market Value (as hereinafter defined) and will have an aggregate value in an amount equal to the Applicable Percentage of the excess of the Development Consideration Balance over the Development Assumable Debt Cash Consideration, and (C) if the Applicable Percentage shall be less than one hundred percent (100%), the payment of cash in immediately available funds in an amount equal to (1) the Development Consideration, less (2) the Development Assumable Debt, less (3) the Development Assumable Debt Cash Consideration, less (4) the amount payable pursuant to clause (B) of this subparagraph (ii).

            (c) Notwithstanding anything to the contrary contained in subparagraph (ii) of paragraph (b) above, in no event shall the aggregate value (as determined as of the date of issuance of Common Units without regard to any subsequent change in value) of the Common Units issued pursuant to subparagraph
(ii) of paragraph (b) above, Article XX below and Article XXI below (the "Development/Vacancy Aggregate Common Unit Value") exceed Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000.00) (the "Maximum Common Unit Value") without the prior written consent of CSCP, which may be withheld in CSCP's sole and absolute discretion, it being agreed that if the Applicable Percentage selected by Sellers shall result in the Development/Vacancy Aggregate Common Unit Value exceeding the Maximum Common Unit Value, and CSCP shall not consent thereto, then, in such case, the amount of any such excess shall be paid by CSCP in cash in immediately available funds.

            (d) As used in this Agreement, the following terms have the following meanings:

                  (i) "Adjusted Gross Rent" shall mean the Gross Income, less
         (A) a management fee equal to two percent (2%) of the Base Rent, less
         (B) a management fee equal to two percent (2%) of the Recoveries.

                  (ii) "Applicable Percentage" shall mean (a) with respect to the Applicable Percentage to be selected pursuant to subsection
         (a)(ii),(iii) and (iv) of Article II, a percentage selected by Sellers at least five (5) Business Days prior to the Stabilized Closing Date but in no event less than fifty percent (50%), (b) with respect to the Applicable Percentage to be selected pursuant to subsection (b)(ii) of
         Article II, a percentage selected by Sellers at least five (5) Business Days prior to the Development Closing Date but in no event less than fifty percent (50%) unless the Development Market Value (without regard to clause (A) of the definition thereof) shall be less than $12.75, in which event the Applicable Percentage selected by Sellers pursuant to subsection (b)(ii) of Article II no later than five (5) Business Days prior to the Development Closing Date may be less than fifty percent (50%), (c) with respect to the Applicable Percentage to be selected pursuant to Section 5 of Article XX, a percentage selected by Sellers at least five (5) Business Days prior to the date of payment pursuant to Section 5 of Article XX but in no event less than fifty percent (50%) unless the Development Earn-out Market Value (without regard to clause (A) of the definition thereof) shall be less than $12.75, in which event the Applicable Percentage selected by Sellers at least five
         (5) Business Days prior to the date of payment pursuant to Section 5 of
         Article XX may be less than fifty percent (50%), and (d) with respect to the Applicable Percentage to be selected pursuant to Section 1 of
         Article XXI, a percentage selected by Sellers at least five (5) Business Days prior to the date of payment pursuant to Section 1 of
         Article XXI but in no event less than fifty percent (50%) unless the Vacancy Market Value (without regard to clause (A) of the definition thereof) shall be less than $12.75, in which event the Applicable Percentage selected by Sellers at least five (5) Business Days prior to the date of payment pursuant to Section 1 of Article XXI may be less than fifty percent (50%). If the Seller shall fail to designate the Applicable Percentage by the dates designated above, the Applicable Percentage shall be deemed to be fifty percent (50%).

                  (iii) Development Earn-out Market Value" of a Common Unit shall mean the average of the last sale prices of a share of common stock of Cedar on The New York Stock Exchange for the five (5) consecutive trading days ended on the trading day immediately prior to the date of a payment pursuant to Section 5 of Article XX below; provided however, that (A) if the Development Earn-out Market Value shall be less than or equal to the Market Value Minimum, the Market Value Minimum shall be deemed to be the Development Earn-out Market Value, and (B) if the Development Earn-out Market Value shall be greater than or equal to the Market Value Maximum, the Market Value Maximum shall be deemed to be the Development Earn-out Market Value.

                  (iv) "Development Lease Value" shall mean (A) an eight percent (8%) capitalization rate applied to the Adjusted Gross Rent for the Vacant Development Space that is the subject of a Qualifying Development Lease, less (B) free rent, leasing commissions and tenant build-out costs in connection with said Qualifying Development Lease. A sample calculation of Development Lease Value is attached hereto as EXHIBIT H-2.

                  (v) "Development Market Value" of a Common Unit shall mean the average of the last sale prices of a share of common stock of Cedar on The New York Stock Exchange for the five (5) consecutive trading days ended on the trading day immediately prior to the applicable Development Closing Date; provided however, that (A) if the Development Market Value shall be less than or equal to the Market Value Minimum (as hereinafter defined), the Market Value Minimum shall be deemed to be the Development Market Value, and (B) if the Development Market Value shall be greater than or equal to the Market Value Maximum (as hereinafter defined), the Market Value Maximum shall be deemed to be the Development Market Value.

                  (vi) "Development Property Purchase Net Operating Income" shall mean, with respect to any Development Property, the Effective Gross Income of said Development Property, less (A) $2.50 per square foot per annum (representing "CAM" charges, real estate taxes and insurance charges) for all space, less (B) a management fee equal to three and one-half percent (3.5%) of the Base Rent, less (C) a management fee equal to two percent (2%) of the Recoveries.

                  (vii) "Effective Gross Income" shall mean the result obtained when a three percent (3%) vacancy factor is applied to the Gross Income for each applicable Tenant (other than Discount Drug Mart and national credit tenants) that has taken occupancy and commenced the ordinary conduct of business and the regularly scheduled payments of rent in the Development Property.

                  (viii) "Gross Income" shall mean with respect to any Vacant Stabilized Space, Vacant Development Space or Development Property, the sum of (A) the base rents for the first year of each applicable Lease term payable by each applicable Tenant that has taken occupancy and commenced the ordinary conduct of business and the regularly scheduled payments of rent in such Vacant Stabilized Space, Vacant Development Space or Development Property, as the case may be ("Base Rent"), and
         (B) an expense recovery of $2.50 per square foot (representing "CAM" charges, real estate taxes and insurance charges) for each applicable Tenant that has taken occupancy and commenced the ordinary conduct of business and the regularly scheduled payments of rent in such Vacant Stabilized Space, Vacant Development Space or Development Property, as the case may be ("Recoveries").

                  (ix) "Market Value Minimum" shall mean (A) during the first Post-Closing Year, $12.75, and (B) during each Post-Closing Year thereafter, the greater of (I) $12.75 and (II) the excess of (x) the average of the last sale prices of a share of common stock of Cedar on The New York Stock Exchange for the five (5) consecutive trading days ended on the trading day immediately prior to the last day of the immediately preceding Post-Closing Year less (y) ten percent (10%) of the value determined pursuant to the immediately preceding clause (x).

                  (x) "Market Value Maximum" shall mean (A) during the first Post-Closing Year, $16.00, and (B) during each Post-Closing Year thereafter, the sum of (x) the average of the last sale prices of a share of common stock of Cedar on The New York Stock Exchange for the five (5) consecutive trading days ended on the trading day immediately prior to the last day of the immediately preceding Post-Closing Year plus (y) ten percent (10%) of the value determined pursuant to the immediately preceding clause (x).

                  (xi) "Post-Closing Year" shall mean each twelve (12) month period commencing on the Stabilized Closing Date.

                  (xii) "Stabilized Lease Value" shall mean (A) an eight percent (8%) capitalization rate applied to the Adjusted Gross Rent for the Vacant Stabilized Space that is the subject of a Qualifying Stabilized Lease, less (B) free rent, leasing commissions and tenant build-out costs in connection with said Qualifying Stabilized Lease. A sample calculation of Stabilized Lease Value is attached hereto as EXHIBIT H-2.

                  (xiii) "Stabilized Market Value" of a Common Unit shall mean $13.53.

                  (xiv) "Vacancy Market Value" of a Common Unit shall mean the average of the last sale prices of a share of common stock of Cedar on The New York Stock Exchange for the five (5) consecutive trading days ended on the trading day immediately prior to the date of a payment pursuant to Section 1 of Article XXI below; provided however, that (A) if the Vacancy Market Value shall be less than or equal to the Market Value Minimum, the Market Value Minimum shall be deemed to be the Vacancy Market Value, and (B) if the Vacancy Market Value shall be greater than or equal to the Market Value Maximum, the Market Value Maximum shall be deemed to be the Vacancy Market Value.

         2. Within two (2) Business Days (as hereinafter defined) after the date this Agreement is executed and delivered by Sellers and CSCP, CSCP shall deposit with LandAmerica (the "Title Company") at Purchaser's option, either by wire transfer of immediately available federal funds to an account designated by the Title Company (the "Escrow Account"), or by check (subject to collection) to be deposited into the Escrow Account, the sum of Five Hundred Thousand Dollars ($500,000) (together with all interest thereon, the "Required Deposit"), which Required Deposit shall be held by the Title Company pursuant to the escrow agreement (the "Escrow Agreement") attached hereto as EXHIBIT I and hereby made a part hereof. McKinley Title Company shall act as agent for the Title Company.

ARTICLE III: Title Matters.

         1. Each Premises shall be sold and assigned and good, marketable and insurable title thereto shall be conveyed subject only to the following (hereinafter, the "Permitted Exceptions"):

            (a) any state of facts that an accurate survey may show, unless objected to by CSCP pursuant to the terms of this Agreement;

            (b) all presently existing and future liens of real estate taxes or assessments and water rates, water meter charges, water frontage charges and sewer taxes, rents and charges, if any, provided that such items are not yet due and payable and are apportioned as provided in this Agreement;

            (c) recorded documents securing the Assumable Debt;

            (d) rights of Tenants pursuant to the Leases, as tenants only; and

            (e) all exceptions that CSCP shall have agreed in writing to waive as an Unpermitted Exception (as hereinafter defined).

         2. As a condition to the Closing, the Title Company shall have committed to insure (a) CSCP as the fee owner of each of the Premises in an amount designated by CSCP (but in no event exceeding, in the aggregate, the Consideration) by issuance of an ALTA owner's title insurance policy for each of the Premises on the 1970 (last revised 1984) form, subject only to the Permitted Exceptions (each, an "Owner's Policy"), and (b) each lender that is the holder of Assumable Debt (each, an "Existing Lender"), whether by the issuance of a separate title insurance policy or by the issuance of an endorsement to such Existing Lender's existing mortgagee title policy insuring the lien created by the Assumable Debt held by such Existing Lender, that as of the date of the recording of the Assumption Documents (as hereinafter defined) applicable to such Assumable Debt which are to be recorded, the lien created by such Assumable Debt is a valid first lien on the Premises securing such Assumable Debt, subject only to exceptions, liens and encumbrances acceptable to such Existing Lender (each, a "Lender's Policy").

         3. Promptly following (i) with respect to the Stabilized Properties, the date this Agreement is executed and delivered by CSCP and Sellers and (ii) with respect to each Development Property, Completion (as hereinafter defined) of such Development Property, each Seller shall order from the Title Company a commitment for an owner's fee title insurance policy or policies with respect to the Premises owned by such Seller (each, a "Title Commitment") and cause each of the Title Commitments to be delivered to CSCP and its attorneys. Promptly following (1) with respect to the Stabilized Properties, the date this Agreement is executed and delivered by CSCP and Sellers and (2) with respect to each Development Property, Completion of such Development Property, CSCP shall order a survey of each of the Premises (or an update of existing surveys) meeting the requirements, and certified in accordance with, the survey requirements attached hereto as EXHIBIT J and, with respect to each Development Property, showing the improvements thereon as Completed (each, a "Survey") and cause each of the Surveys to be delivered to Sellers and their attorneys. If any exceptions(s) to title to the Premises should appear in any Title Commitment or on any Survey other than the Permitted Exceptions (such exception(s) being herein called, collectively, the "Unpermitted Exceptions"), subject to which CSCP is unwilling to accept title, and CSCP shall provide Sellers with written notice (the "Title Objection Notice") thereof by the date (the "Objection Date") that shall (I) with respect to the Stabilized Properties, the later to occur of (A) ten (10) Business Days after receipt of all of the Title Commitments (and legible copies of all documents referenced therein) and Surveys by CSCP's attorneys, and (B) the Designated Date, and (II) with respect to each Development Property, ten
(10) Business Days after receipt of the Title Commitment (and legible copies of all document referenced therein) and the Survey for such Development Property, the Seller(s) of the applicable Premises shall undertake to eliminate the same subject to the terms and conditions of this Article. CSCP hereby waives any right CSCP may have to advance, as objections to title or as grounds for CSCP's refusal to close this transaction, any Unpermitted Exception of which CSCP does not notify Sellers by the Objection Date pursuant to the Title Objection Notice unless (i) such Unpermitted Exception was first raised by the Title Company subsequent to the date of the Title Objection Notice, and (ii) CSCP shall notify Sellers of the same within ten (10) Business Days after the Title Company shall notify CSCP of such Unpermitted Exception. Sellers shall not under any circumstance be required or obligated to cause the cure or removal of any Unpermitted Exception including, without limitation, to bring any action or proceeding, to make any payments or otherwise to incur any expense in order to eliminate any Unpermitted Exception; provided, however, regardless of whether objected to in a Title Objection Notice, (x) the Seller of each Premises shall satisfy (i) any mortgage or deed of trust encumbering all or any portion of the Premises owned by such Seller other than the Assumable Debt and (ii) all other monetary liens encumbering all or any portion of the Premises owned by such Seller and (y) the Seller of each Premises shall exercise all reasonable efforts (excluding the institution of any legal proceedings) to cure any Unpermitted Exceptions that shall render title unmarketable or uninsurable or prohibit the use of all or any portion the Premises owned by such Seller for the purposes for which the same is being presently used (or with respect to the Development Premises, for the purposes for which the same are contemplated to be used).

         4. Provided a Seller shall otherwise have complied with the terms of this Article, if such Seller is unable, or elects not, to eliminate all Unpermitted Exceptions (other than those Unpermitted Exceptions which such Seller shall be obligated to remove pursuant to the terms of this Agreement) in accordance with the provisions of this Article, such Seller shall notify CSCP in writing that it is unable, or elects not, to remove the same, in which event CSCP shall have the right, by delivery of written notice to Sellers, either to
(i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)), or (ii) accept title to the Premises subject to such Unpermitted Exception(s) without an abatement in or credit against the Consideration.

         ARTICLE IV: Closing Date.

         1. Subject to the provisions of Article V hereof, the closing of the transactions contemplated hereby (the "Closing") shall take place (i) with respect to the Stabilized Premises, at 10:00 A.M. on the date which is fifteen
(15) Business Days after the Designated Date (the "Scheduled Stabilized Closing Date"), and (ii) with respect to each Development Property, at 10:00 A.M. on the date (each, a "Scheduled Development Closing Date") that shall be (x) with respect to each Development Property for which the Stabilization Date (as hereinafter defined) shall have occurred on or prior to the second (2nd) anniversary of the Stabilized Closing Date (the "Development Period Expiration Date"), thirty (30) days after the Stabilization Confirmation Date (as hereinafter defined), and (y) with respect to each Development Property for which the Stabilization Date shall not have occurred on or prior to the Development Period Expiration Date, thirty (30) days after the Development Property Election Date (as hereinafter defined), in any case at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York New York 10038 or through an escrow in which the parties need not be physically present but shall deposit documents by overnight delivery or courier and funds by wire transfer, with the Title Company as escrow agent and pursuant to escrow instructions consistent with the terms of this Agreement and otherwise mutually satisfactory to Sellers and CSCP.

         2. As used herein:

            (a) the term "Stabilization Date" shall mean, with respect to any Development Property, the date following Completion on which (i) at least eighty percent (80%) of the rentable square footage contained in said Development Premises shall be subject to Leases entered into in accordance with Article XX hereof, (ii) the Tenants under said Leases shall have taken occupancy and commenced the ordinary conduct of business and commenced paying regularly scheduled rent thereunder, (iii) any Tenants under said Leases that shall have a conditional or unconditional right or option to purchase or ground lease all or any portion of the applicable Development Property, including, without limitation, a right of first refusal or redemption, shall have delivered a written waiver thereof consistent with the terms of said Tenant's Lease, and
(iv) with respect to the Development Property located in Gahanna, Ohio and owned by One Springboro Company, LLC (the "Gahanna Property"), the Gahanna Conditions (as hereinafter defined) shall have been satisfied (or waived by CSCP in its sole and absolute discretion), and (v) with respect to the Development Property located in Mason, Ohio and owned by One Mason Company, LLC (the "Mason Property"), the Mason Conditions (as hereinafter defined) shall have been satisfied (or waived by CSCP in its sole and absolute discretion).

            (b) the term "Stabilized Closing Date" shall mean the date on which the Closing of the Stabilized Property shall occur;

            (c) the term "Development Closing Date" shall mean the date on which a Closing of a Development Property shall occur; and

            (d) the term "Closing Date" shall mean each Development Closing Date and the Stabilized Closing Date.

ARTICLE V: Debt Assumption; Buffalo Broad Release.

         1. Assumption by CSCP or its designee or nominee of all of the loans set forth on EXHIBITS F-1 AND F-2 shall be a condition precedent to CSCP's obligations under this Agreement. Sellers shall use best efforts to satisfy all conditions and to obtain all consents necessary to permit at the Closing the assumption by CSCP of all of the loans set forth on EXHIBITS F-1 AND F-2 (the "Debt Assumption") including the entering into of appropriate assignment and assumption agreements satisfactory to CSCP in its sole and absolute discretion and containing estoppel language confirming the Debt Documents in effect, the outstanding balance, the absence of defaults, the amounts held in escrow and such other matters as CSCP may reasonably request (collectively, the "Assumption Documents"); provided, however, that it is expressly understood and agreed by CSCP that no Seller shall have any obligation to permit at the Closing the assumption by CSCP of any loan unless such assumption includes a release by the concerned holder of such loan (an "Existing Lender") of the concerned Seller and any guarantors of such loan of all obligations and liabilities with respect to such loan arising from acts and/or omissions occurring from and after the assumption of such loan. Sellers shall keep CSCP informed as to the status of obtaining consent for the Debt Assumption including, without limitation, promptly providing CSCP with copies of all material correspondence sent or received in connection therewith. CSCP shall cooperate with Sellers in connection with the Debt Assumption and shall be entitled to communicate directly with the Existing Lenders in connection with the Debt Assumption. Any ancillary conditions imposed by Existing Lenders on either CSCP or the concerned Seller for the Debt Assumption shall be satisfactory to CSCP and the concerned Seller, respectively, in their sole and absolute discretion. Sellers shall promptly deliver to CSCP or Existing Lenders, as the case may be, copies of all materials requested by Existing Lenders in connection with Existing Lenders' consideration of the Debt Assumptions. Sellers shall promptly execute and deliver all documents and instruments required in connection with the Debt Assumptions. Either Sellers or CSCP shall have (a) a one (1) time right to extend the Scheduled Stabilized Closing Date for up to thirty (30) additional days if the conditions precedent to CSCP's obligation to close set forth in this
Section 1 have not been satisfied prior to the Scheduled Stabilized Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Stabilized Closing Date), and (b) with respect to each Development Property, a one (1) time right to extend the Scheduled Development

Closing Date for up to thirty (30) additional days if the conditions precedent to CSCP's obligation to close set forth in this Section 1 have not been satisfied prior to the Scheduled Development Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Development Closing Date). In the event that the conditions precedent to CSCP's obligation to close set forth in this Section 1 have not been satisfied prior to (x) with respect to the Stabilized Property, the Scheduled Stabilized Closing Date (as the same may have been extended pursuant to this Section 1), CSCP shall have the right, at its option, to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)), or (ii) pay the portion of the Stabilized Consideration allocable to the applicable Premises in cash or (iii) if the amount of debt being assumed by CSCP in connection with the Stabilized Premises shall not exceed Forty Five Million Dollars ($45,000,000), further extend the Scheduled Stabilized Closing Date for up to an additional forty-five (45) days, or (y) with respect to the Development Property, the Scheduled Development Closing Date (as the same may have been extended pursuant to this Section 1), CSCP shall have the right, at its option, to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration, or (ii) pay the portion of the Development Consideration allocable to the applicable Premises in cash. If CSCP shall elect to further extend the Scheduled Stabilized Closing Date for up to an additional forty-five (45) days pursuant to the terms of this Section and following such additional period, the conditions precedent to CSCP's obligation to close set forth in this Section 1 have not been satisfied, CSCP shall have the right, at its option, to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)), or (ii) pay the portion of the Stabilized Consideration allocable to the applicable Premises in cash.

         2. The parties acknowledge that a portion of the Stabilized Property located in Erie, Pennsylvania and owned by Buffalo Broad Company, LLC consisting of 1.624 acres and comprised of the property shown on Exhibit RR and made a part hereof (other than Lot "A") (the "Conveyed Buffalo Broad Property") is intended to be conveyed to CSCP, and the balance of the Stabilized Property located in Erie, Pennsylvania and owned by Buffalo Broad Company, LLC consisting of 0.675 acres and shown as Lot "A" on Exhibit RR attached hereto and made a part hereof (the "Released Buffalo Broad Property") is not intended to be conveyed to CSCP. It shall be a condition precedent to CSCP's obligations to close that the Existing Lender holding a loan secured by a mortgage covering the Conveyed Buffalo Broad Property and the Released Buffalo Broad Property issue a written release (the "Buffalo Broad Release") in recordable form satisfactory to the

Title Company and otherwise satisfactory to CSCP releasing the Released Buffalo Broad Property from the lien of said mortgage and removing the Released Buffalo Broad Property (and any references thereto) from the other loan documents evidencing, securing and/or relating to said loan (and Seller shall use best efforts to obtain the Buffalo Broad Release). In the event that the conditions precedent to CSCP's obligation to close set forth in this Section 2 have not been satisfied prior to the Scheduled Stabilized Closing Date (as the same may have been extended pursuant to this Article V), CSCP shall have the right, at its option, to remove the Conveyed Buffalo Broad Property from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)).

ARTICLE VI: Representations and Warranties of Sellers.

         1. Each Seller, severally, represents, warrants and agrees with respect to itself and its Property that:

            (a) Each Seller is a limited liability company, duly organized and validly existing and in full force and effect under the laws of the State of Ohio and is authorized to transact business in the State where the Property owned by such Seller is located. Each Seller has the power and authority to sell and convey the Property and to execute the documents referred to herein to be executed by such Seller. Prior to the Closing, each Seller shall have taken all actions required for the consummation of the transactions contemplated by this Agreement. Except for the consent of the applicable Existing Lender, no approvals or consents by third parties or Governmental Authorities are required in order for Sellers to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by each Seller of its obligations hereunder will not conflict in any material respect with, or result in a breach in any material respect of, any of the terms, conditions and provisions of any organizational documents or other agreement binding upon such Seller.

            (b) Neither any Seller nor, to the knowledge of any Seller, any of its shareholders, members or partners, as the case may be, has (i) made a general assignment for the benefit of its or their creditors, (ii) admitted in writing its inability to pay its debts as they mature, (iii) had an attachment, execution or other judicial seizure of any property interest which remains in effect or (iv) become generally unable to meet its financial obligations as they accrue. There is not pending any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or recomposition of any Seller or, to the knowledge of any Seller, any of its shareholders, members or partners, as the case may be, or the debts of such parties under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or any of its shareholders, members or partners or all or any substantial part of its or their property.

            (c) Sellers own legal and beneficial title to the Personal Property free and clear of all security interests, liens, mortgages, claims, charges, pledges, restrictions, equitable interests, restrictive covenants or encumbrances of any nature, except liens granted in connection with the loans set forth on EXHIBITS F-1 AND F-2 and matters disclosed in the Title Commitments.

            (d) No Person or entity (other than CSCP, Discount Drug Mart, Levin Furniture, McDonalds, Grinders & Such, and Staples (collectively, the "Purchase Option Tenants")), pursuant to the specific rights (the "Purchase Options") and with respect to the Properties (the "Purchase Option Properties") described on EXHIBIT C attached hereto and made a part hereof has a conditional or unconditional right or option to purchase or ground lease all or any portion of the Property, including, without limitation, a right of first refusal or redemption.

            (e) There are and there shall be no agreements (written or oral) in the nature of space leases, licenses, permits, franchises, concessions or occupancy agreements or any amendments, side letters, guaranties or other documents related thereto, affecting the Premises other than the leases set forth in the rent rolls for the Premises attached hereto as EXHIBIT K and made a part hereof (each, a "Rent Roll") and the leases entered into in accordance with this Agreement (collectively, the "Leases"). All information contained in the Rent Rolls is true, correct and complete in all material respects. True, correct and complete copies of all Leases have been delivered to CSCP and are described in the Rent Rolls. Each of the Leases is in full force and effect. Except as otherwise shown on the Rent Rolls, all rents for the Premises (as shown on the Rent Rolls) are being paid and are current. The security deposits (the "Security Deposits") under the Leases for the Premises, and whether such Security Deposits are in the form of cash or a letter of credit, are as set forth in the Rent Rolls. No tenant under the Leases (each, a "Tenant") has paid any rent, fees, or other charges more than one month in advance. Except as set forth in the Rent Rolls, no Tenant is entitled to any free rent, abatement of rent or similar concession. A Seller is the landlord under each of the Leases, and no Seller has assigned, mortgaged, pledged, sublet, hypothecated or otherwise encumbered any of its rights or interests under any of the Leases, except in connection with the loans set forth on EXHIBITS F-1 AND F-2. No Seller has any knowledge of any subleases or assignments executed on the part of any Tenant except for those disclosed in the Rent Roll. No Tenant has made any written claim against any Seller for any Security Deposits or other deposits (which has not been satisfied), and no Tenant has any defense or offset to rent accruing after the Closing Date of which such Seller has knowledge. No Seller has received any written notice of any alleged default or breach on the part of such Seller under any Leases, that is or is allegedly continuing, and no Seller has delivered any notice of any alleged default or breach on the part of any Tenant thereunder that is or is allegedly continuing. To Sellers' knowledge, neither any Seller nor any Tenant is in default in any material respect under any of the Leases.

            (f) Except as set forth in EXHIBIT M attached hereto and made a part hereof, no brokerage commission or other compensation is payable (or will, with the passage of time or occurrence of any event or both, be payable) with respect to any Lease, including renewal or expansion options. Except as set forth in EXHIBIT M, there are no brokerage agreements, finder's fee agreements or other similar agreements with respect to the Premises whereby any person shall be entitled to any commission or finder's fee with respect to any Lease, including renewal or expansion options.

            (g) Except as set forth in EXHIBIT L-2 attached hereto and made a part hereof, all tenant improvements required under the Leases to be performed by the landlord thereunder have been completed and paid for in full, and all tenant allowances, move-in reimbursements and other tenant inducement costs and work required under the Leases have been paid and performed in full, and such Seller shall deliver at the Closing lien waivers from all parties who have furnished materials or supplies or performed work or services with respect thereto.

            (h) Except as set forth in EXHIBIT N attached hereto and made a part hereof, Sellers have not received any notes or written notices from any party including, without limitation, any Governmental Authority, that the Premises or the current use, occupancy or condition thereof violates any applicable laws, ordinances, orders, rules, regulations, requirements ("Laws") issued by any federal, state, county, municipal or other governmental or quasi-governmental department, agency or authority having or asserting jurisdiction over or affecting any of the Premises (each, a "Governmental Authority") relating to the Premises (including, without limitation, the Americans With Disabilities Act of 1990, as amended), the legal occupancy thereof or the businesses conducted thereon or applicable deed restrictions or other covenants, restrictions or agreements (including, without limitation, any of the Permitted Exceptions), site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises, and, to the best of Sellers' knowledge, (i) the Premises and the current use, occupation and condition thereof do not violate in any material respect any such Laws, deed restrictions or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations or urban redevelopment plans, and (ii) the contemplated use, occupation and condition of the Development Premises upon completion of the Development Work (as hereinafter defined) will not violate in any material respect any such Laws, deed restrictions or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations or urban redevelopment plans. The parking facilities at the Premises contain a sufficient number of striped parking spaces to comply with all Laws and with all parking commitments made by any Seller under the Leases and any other documents affecting the Premises.

            (i) All certificates of occupancy, licenses, certificates and permits issued by any Governmental Authority or any board of fire underwriters or real estate board or similar organization or institution necessary for the operation of the Premises as currently conducted (collectively, the "Permits") are in full force and effect, and are transferable with the Premises to CSCP without charge. No written notice has been received by any Seller that the Permits have been revoked or challenged. To Seller's knowledge, no default has occurred in the due observance of any condition to any Permit, nor is there lacking any Permit needed in connection with the ownership (in contradistinction to the development) or, if the Premises is a Stabilized Premises, operation of the Premises.

            (j) Except as set forth on EXHIBIT II-1 attached hereto and made a part hereof (the "Pending Litigations"), there is no litigation, action or proceeding (zoning, environmental or otherwise) or governmental investigation pending, or, to the best of Sellers' knowledge, threatened against, or relating to, the Premises, or the transactions contemplated by this Agreement. Except as set forth on EXHIBIT II-2 attached hereto and made a part hereof (the "Pending Road Widening"), there are no pending, or to Sellers' knowledge, threatened, condemnation or eminent domain proceedings relating to or affecting the Premises or reduction or elimination of any utility service to the Premises. No proceedings for the correction of the assessed valuation of the Premises have been filed and are pending. Sellers do not have knowledge of any Federal, State, County, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises or to restrict or change access from any such highway or road to the Premises.

            (k) There are no union or employment contracts or agreements (written or oral) affecting the Premises and there are no employees of any Seller, at the Premises or otherwise, who, by reason of any Law, or by reason of any union or other employment contract, written or otherwise, or any other reason whatsoever, would become employees of CSCP as a result of the purchase of the Premises by CSCP. CSCP will not be responsible for any obligations with respect to any persons employed at the Premises, whether under the WARN Act or otherwise, by virtue of CSCP's acquisition of the Property, and by the execution of this Agreement, CSCP is neither expressly nor implicitly assuming any liability, obligation, cost or expense whatsoever with respect to any employment contract, employee benefit plan or arrangement, employment policy or practice, collective bargaining agreement, union contract, employment related claims whether based on statute, common law, tort or otherwise or any other liability relating in any way to employees.

            (l) There are no service or maintenance contracts or management agreements (written or oral) relating to the Premises other than (i) the Development Contracts, (ii) service or maintenance contracts entered into in accordance with the terms of this Agreement, and (iii) those agreements set forth in EXHIBIT O attached hereto and made a part hereof (such contracts and agreements being hereinafter collectively referred to as the "Service Contracts"), and true, correct and complete copies of all of the Service Contracts have been delivered to CSCP. Each of the Service Contracts is in full force and effect, and no Seller has given or received any written notices of default thereunder, and neither any Seller, nor to the best of any Seller's knowledge, any of the other parties thereto is in default in any material respect of any of its obligations thereunder. As of the Closing Date, all management agreements with respect to the Premises shall have been terminated and all sums due thereunder shall have been paid by such Seller.

            (m) The operating statements relating to the Premises for the calendar years ended December 31, 2003, and December 31, 2004 and for the period from January 1, 2005 through the last day of the month immediately prior to the date of this Agreement, copies of which shall be delivered to CSCP pursuant to the terms of this Agreement, are true, correct and complete in all material respects and do not contain untrue statements of any material facts or omit to state a material fact necessary to make the information contained therein not misleading.

            (n) Attached hereto as EXHIBIT P is a schedule of Sellers' existing environmental reports (the "Existing Environmental Reports"), true, correct and complete copies of which were provided by Sellers to CSCP.

            (o) (i) Except as expressly set forth in the Environmental Reports (as hereinafter defined), and except for visual evidence of possible mold growing in a currently vacant space in One August Company, which vacant space is more particularly described on EXHIBIT Q attached hereto and made a part hereof, to each Seller's knowledge, there have never been any Hazardous Materials used, handled, manufactured, generated, produced, stored, treated, processed, transferred, or disposed of in, at or on the Premises, except in compliance with all applicable Laws, and there are no underground storage tanks at the Premises and (ii) no Seller has received written notice from any person or entity of any violation of any Environmental Laws or the presence of Hazardous Materials at the Premises. For purposes of this Agreement (x) the term "Hazardous Materials" shall mean (a) any toxic substance or hazardous waste, hazardous substance or related hazardous material, mold, fungi, or any pollutant or contaminant; (b) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of presently existing federal, state or local safety guidelines, whichever are more stringent; (c) any substance, gas material or chemical which is defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes" or words of similar import under any Law or under the regulations adopted or guidelines promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9061 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.1251, et seq.; and (d) any other chemical, material, gas, or substance, the exposure to or release of which is prohibited, limited or regulated by any governmental or quasi-governmental entity or authority that has jurisdiction over the Premises or the operations or activity at the Premises, (y) the term "Environmental Laws" means all presently existing applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, and similar items, of or with any and all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, and (z) the term "Environmental Reports" means (A) as of the date hereof, the Existing Environmental Reports, and (B) as of the Closing Date, the Updated Environmental Reports (as hereinafter defined).

            (p) Attached hereto and made a part hereof as EXHIBIT R, is a true, correct and complete list of all of the documents in such Seller's possession or control relating to, securing or evidencing the loans set forth on EXHIBITS F-1 AND F-2 that have been executed by a Seller or any guarantor or indemnitor of a Seller's obligations thereunder, including any and all amendments and supplements thereto (collectively, the "Debt Documents"). Sellers have delivered to CSCP true, correct and complete copies of all of the Debt Documents. The Debt Documents are in full force and effect. Except as set forth EXHIBIT R, to Sellers' knowledge, no Seller is in default in any respect under the Debt Documents. Except as set forth EXHIBIT R, no Seller has received any written notice that it is in default under the Debt Documents. EXHIBIT F-1 attached hereto and made a part hereof sets forth, with respect to each Stabilized Property, (i) the outstanding principal balance as of January 25, 2005 (unless otherwise expressly noted), (ii) the interest rate, (iii) the maturity date, and
(iv) the amounts of all reserves as of January 25, 2005 (unless otherwise expressly noted). EXHIBIT F-2 attached hereto and made a part hereof sets forth, with respect to each Development Property, (A) the outstanding principal balance as of January 25, 2005 (unless otherwise expressly noted), (B) the interest rate, (C) the maturity date, and (D) the amounts of all reserves as of January 25, 2005 (unless otherwise expressly noted).

            (q) No Seller has made any commitments to or agreements with any Governmental Authority affecting the Property which are binding upon CSCP or the Property and have not been disclosed to CSCP and, to the best of Seller's knowledge, the Property is not bound by any written commitments or agreements, binding upon CSCP or the Property made by any prior owner of the Premises, except for the Permitted Exceptions, to the extent applicable, with any Governmental Authority.

            (r) With respect to the Development Work:

                  (i) Except as set forth on EXHIBIT S attached hereto and made a part hereof, Sellers have obtained all governmental permits, licenses, consents, certificates and approvals which are necessary in connection with the construction of the improvements on the Development Premises in accordance with the Development Plans and Specifications. Sellers have no reason to believe that the permits, licenses, consents, certificates or other approvals listed on EXHIBIT S will not be issued as a matter of right in due course without unreasonable delay;

                  (ii) Sellers are not aware of any fact or circumstance that would prevent the development, ownership and/or operation of the Development Premises as shopping centers in accordance with the Development Plans and Specifications and the Development Schedules (as hereinafter defined);

                  (iii) Attached hereto and made a part hereof as EXHIBIT T-1, T-2 AND T-3, respectively, are true, correct and complete lists of (i) all of the plans and specifications for the Development Work (the "Development Plans and Specifications"), (ii) all of the material contracts and agreements for the performance of the Development Work (the "Development Contracts") and (iii) the project schedules for the Development Work (the "Development Schedules"). Sellers have provided to CSCP true, correct and complete copies of the Development Plans and Specifications, the Development Contracts, and the Development Schedules. Each of the Development Contracts is in full force and effect, and no Seller has given or received any written notices of default thereunder, and neither any Seller, nor to the best of any Seller's knowledge, any of the other parties thereto is in default in any material respect of any of its obligations thereunder. The Development Plans and Specifications have been approved by all parties whose approval is required (including, without limitation, all lenders provided financing with respect thereto). To Sellers' knowledge, the Development Plans and Specifications comply in all material respects with all Laws; and

                  (iv) the Development Work is being performed expeditiously, lien free, in a good and workmanlike manner, in accordance in all material respects with all Laws and the Permitted Encumbrances, and in accordance with the Development Schedules.

            (s) EXHIBIT E attached hereto sets forth the tax basis of each of the Stabilized Properties, broken down with respect to land, building, site improvements and personal property, as of December 31, 2004 (excepting costs incurred for the calendar year 2004).

            (t) Neither Sellers, nor any member, partner or shareholder of any Seller, nor, to Sellers' knowledge, any Person with actual authority to direct the actions of any member, partner or shareholder of any Seller, nor, to Sellers' knowledge, any other Persons holding any legal or beneficial interest whatsoever in any Seller, (i) are named on any list of Persons and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury ("OFAC") pursuant to Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism ("Executive Order 13224"), as in effect on the date hereof, or any similar list known to any Seller or publicly issued by OFAC or any other department or agency of the United States of America (collectively, the "OFAC Lists"), (ii) are included in, owned by, controlled by, knowingly acting for or on behalf of, knowingly providing assistance, support, sponsorship, or services of any kind to, or otherwise knowingly associated with any of the Persons referred to or described in the OFAC Lists, or (iii) has knowingly conducted business with or knowingly engaged in any transaction with any Person named on any of the OFAC Lists or any Person included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or, to Sellers' knowledge, otherwise associated with any of the Persons referred to or described in the OFAC Lists.

            (u) The estimated costs (as of January 15, 2005) to complete the TI Work (as hereinafter defined) and the dates by which the TI Work must be completed pursuant to the applicable Lease (each, a "Scheduled TI Completion Date") are as set forth on EXHIBIT L-1 attached hereto and made a part hereof.

            (v) To Sellers' knowledge, the zoning classification of each of the Pennsylvania Properties is as set forth on EXHIBIT LL, and the current use of the Premises is a lawful use under such classification.

            (w) No Connecticut Property is an "establishment" as such term is defined in the Connecticut Transfer Act, Connecticut General Statutes Sections 22a-134 to 22-a-134e as amended by Public Act 01-204.

            (x) The amount required to be reimbursed by NovaCare to the Pickerington Seller (as hereinafter defined) on account of the tenant improvement work for the NovaCare space is estimated as of the date of this Agreement to be $86,280.

            (y) The amount required to be reimbursed by Discount Drug Mart to the Dover Seller (as hereinafter defined) on account of the tenant improvement work for the Discount Drug Mart drive-thru as of the date of receipt of the payment due on January 1, 2005 (which payment has been received) is $58,987.41, which is payable in equal monthly installments of $2,564.67 through and including December 1, 2006.

         2. All of the representations and warranties of each Seller set forth in this Agreement and any Exhibit attached hereto, or in any letter or certificate furnished to CSCP pursuant to the terms hereof, each of which is incorporated herein by reference and made a part hereof, shall be true, correct and complete upon the execution of this Agreement, shall be deemed to be repeated at and as of each Closing Date, and, except for representations and warranties made as of a specific time, shall be true, correct and complete as of each Closing Date. With respect to any representations and warranties made as of a specific time, including, without limitation, any information contained in exhibits attached hereto, Sellers shall update said exhibits as of the Closing Date (said exhibits, the "Updated Exhibits"); provided, however, that EXHIBIT E with respect to the Stabilized Properties shall only be updated to reflect the tax basis of each of the Stabilized Properties, broken down with respect to land, building, site improvements and personal property, as of December 31, 2004, taking into account all costs incurred and depreciation taken for the calendar year 2004.

         3. The representations, warranties and agreements set forth in this Article shall, with respect to each Seller and the applicable Premises, survive the applicable Closing for a period of one (1) year, unless a claim shall be made within such one (1) year period in which event the representations, warranties and agreements shall survive the applicable Closing until resolution of all such claims.

         4. The qualifications "Seller's knowledge" and "best of Seller's knowledge" and similar words shall mean the actual knowledge (as of the date hereof and such future dates, when, according to this Agreement, any representation and warranty to which such qualification applies is to be true and correct) of Harry W. Giltz, II, Harry W. Giltz, III, Dan Giltz, Grant Giltz and Dave Thomas (collectively, the "Knowledge Parties"); provided, however, that the Knowledge Parties shall be deemed to have actual knowledge of (i) any matters set forth in written correspondence or notices addressed to any Seller (or any affiliate thereof) or any Knowledge Party and (ii) any matters contained in the files of any Seller (or any affiliate thereof) or any Knowledge Party. If any of the representations and warranties contained in this Agreement that are qualified with "Seller's knowledge" or words of similar import would have been untrue or incorrect in any material respect had they not been so qualified, then, notwithstanding anything to the contrary contained in this Agreement, CSCP shall have the right, exercisable by delivery of written notice to Sellers, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)).

         5. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH, OR PURSUANT TO, THIS AGREEMENT, EACH SELLER HAS MADE NO, AND HEREBY DISCLAIMS ANY, REPRESENTATIONS AND WARRANTIES RESPECTING THE PROPERTY, AND, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH, OR PURSUANT TO, THIS AGREEMENT, CSCP SHALL ACCEPT THE PROPERTY IN ITS "AS IS" CONDITION, AND WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND.

         ARTICLE VII: Representations and Warranties of CSCP.

         1. CSCP represents, warrants and agrees that:

            (a) (i) CSCP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) CSCP has the power and authority to purchase the Property and to execute the documents referred to herein to be executed by CSCP; (iii) prior to the Closing, CSCP shall have taken all partnership actions required for the consummation of the transactions contemplated by this Agreement; and (iv) except for the consent of the Existing Lenders, no approvals or consents by third parties or Governmental Authorities are required in order for CSCP to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by CSCP of its obligations hereunder will not conflict with, or result in a breach of, any of the terms, conditions and provisions of any charter, articles of incorporation, bylaws or operating agreement binding upon CSCP or any of its constituent entities.

            (b) Neither CSCP nor its general partner, as the case may be, has
(i) made a general assignment for the benefit of its creditors, (ii) admitted in writing its inability to pay its debts as they mature, (iii) had an attachment, execution or other judicial seizure of any property interest which remains in effect or (iv) become generally unable to meet its financial obligations as they accrue. There is not pending any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or recomposition of CSCP or its general partner, as the case may be, or the debts of such parties under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or its general partner or all or any substantial part of its or their property.

            (c) The Common Units to be issued pursuant to this Agreement, when so issued, will be duly and validly authorized and issued, fully paid and nonassessable and will be free and clear of any liens (other than liens created by Sellers and/or Unit Holders and restrictions arising under the Securities Act and state securities laws).

            (d) The Limited Partnership Agreement of CSCP dated as of June 25, 1998, as amended by Amendment Nos. 1 and 2 thereto (collectively, the "CSCP Partnership Agreement") delivered to Sellers is a true, correct and complete copy thereof, is in full force and effect, and has not been further amended or modified as of the date hereof.

         2. All of the representations and warranties of CSCP set forth in this Agreement shall be true, correct and complete upon the execution of this Agreement, shall be deemed to be repeated at and as of each Closing Date, and, except for representations and warranties made as of a specific time, shall be true, correct and complete as of each Closing Date, and all of the representations, warranties and agreements set forth in this Article shall survive each Closing for a period of one (1) year, unless a claim shall be made within such one (1) year period in which event the representations, warranties and agreements shall survive such Closing until resolution of all such claims.

ARTICLE VIII: Conditions to Obligations of CSCP and Sellers.

         1. Without limiting any of the rights of CSCP elsewhere provided for in this Agreement, it is agreed that the obligations of CSCP under this Agreement shall be subject to the satisfaction of the following conditions precedent:

            (a) The truth and accuracy, as of the Closing Date, of all of the representations and warranties and agreements of Sellers contained in this Agreement (except for those representations and warranties expressly made as of a specific date);

            (b) The delivery to CSCP of all documents and other items referred to in Section 1 of Article XI hereof;

            (c) The agreement by the Title Company to issue each Owner's Policy and each Lender's Policy;

            (d) The absence of any litigation with respect to the transactions contemplated by this Agreement;

            (e) The approval by Existing Lenders of the Debt Assumption, the approval by CSCP of the Assumption Documents and any ancillary conditions imposed by the Existing Lenders for the Debt Assumption, the Debt Documents being in full force and effect without any defaults thereunder, and the assumption by CSCP of the Assumable Debt;

            (f) Receipt of the Required Tenant Estoppels (as hereinafter defined);

            (g) Receipt of the Existing Environmental Reports, as updated and certified to CSCP by the preparer thereof and otherwise reasonably satisfactory to CSCP;

            (h) Receipt of financial statements for the Property in Sellers' possession; and

            (i) Any other condition precedent to the obligations of CSCP expressly provided in this Agreement.

         2. Without limiting any of the rights of Sellers elsewhere provided for in this Agreement, it is agreed that the obligations of Sellers under this Agreement shall be subject to the satisfaction of the following conditions precedent:

            (a) The truth and accuracy, as of the Closing Date, of all of the representations and warranties of CSCP contained in this Agreement (except for those representations and warranties expressly made as of a specific date);

            (b) The delivery to Sellers of all documents and other items referred to in Section 2 of Article XI hereof;

            (c) The absence of any litigation with respect to the transactions contemplated by this Agreement; and

            (d) with respect to any Debt Assumption, a release by the concerned Existing Lender of the concerned Seller and any guarantors of such Assumable Debt of all obligations and liabilities with respect to such Assumable Debt arising from acts and/or omissions occurring from and after the assumption of such Assumable Debt.

ARTICLE IX: Obligations and Covenants of Sellers and CSCP.

         1. From the date of this Agreement to each Closing Date, each Seller shall, on a several basis, at its sole cost and expense:

            (a) Keep CSCP informed as to the ongoing operations at the Premises, the performance of the Development Work and all material developments with respect to the Property including, without limitation, providing CSCP with (i) prompt notice of all new Leases and Service Contracts or modifications to existing Leases and Service Contracts entered into in accordance with the terms of this Agreement (together with copies thereof), (ii) copies of all material correspondence received or delivered with respect to the Property (including default notices under the Leases and Service Contracts and Development Contracts), promptly following receipt or delivery and (iii) notice of any breach of the representations and warranties of Sellers contained in this Agreement promptly following a Seller becoming aware of any such breach;

            (b) Maintain and operate each Property in substantially the same condition and manner as the Property is now maintained and operated (CSCP's acquisition of such Property shall be conclusive evidence of Sellers' compliance with this covenant);

            (c) Maintain insurance coverage for the Premises in accordance with the current insurance coverage;

            (d) Maintain all Leases (other than those Leases which by their terms shall terminate before such Closing Date) in full force and effect, timely make and observe and perform all obligations to be paid, observed or performed by Sellers thereunder and enforce the obligations of the Tenants thereunder;

            (e) Promptly deliver notice to CSCP of, and, if the same may adversely affect CSCP or the Premises, defend, all actions, suits, claims and other proceedings affecting the Premises, or the use, possession or occupancy thereof;

            (f) Promptly deliver notice to CSCP of any actual or threatened condemnation of the Premises or any portion thereof;

            (g) Maintain all Permits in full force and effect and promptly deliver notice to CSCP of any intention of Sellers to seek any new Permit;

            (h) Maintain all Service Contracts in full force and effect, timely make all payments and observe and perform all obligations to be paid, observed or performed by Sellers thereunder;

            (i) Comply in all material respects with all obligations under the Debt Documents;

            (j) Terminate, at or prior to Closing, all management and leasing agreements with respect to the Premises and, if there are any third party property managers for the Premises, obtain a final lien waiver from each such property manager, and a termination of each such management agreement, effective as of the Closing Date;

            (k) Terminate, at or prior to Closing, all Service Contracts which may be terminated by Sellers in accordance with their terms that CSCP shall request in writing be terminated;

            (l) Promptly make available to CSCP any and all documents relating to the Property, make its personnel available to CSCP at all reasonable times, and cooperate in all respects with CSCP in connection with (i) CSCP's due diligence investigation of the Property, its review and verification of financial information relating thereto and CSCP's development of projections with respect thereto, and (ii) the consummation of the transactions set forth in this Agreement;

            (m) Promptly deliver to CSCP copies of any notices of violation of Law relating to the Premises, any Environmental Law applicable to the Premises and any notice of violation of any site plan approvals, zoning or subdivision regulations, urban redevelopment plans applicable to the Premises or Permitted Exceptions;

            (n) With respect to the Development Work, comply with the terms of
Article XX hereof; and

            (o) Comply at all times with the applicable requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub.
L. 107-56; the Iraqi Sanctions Act, Pub. L. 101-513, 104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws are regulation currently in force or hereafter enacted.

         2. From the date of this Agreement to each Closing Date, Sellers shall not:

            (a) Modify, terminate, amend or allow the assignment of existing Leases, except as required by the terms of the existing Leases without CSCP's prior written consent, such consent not to be unreasonably withheld.

            (b) (i) Enter into Leases (A) covering four thousand (4,000) square feet or less, other than in accordance with Sellers' ordinary conduct of business as presently conducted, or (B) covering more than four thousand (4,000) square feet, in each instance without CSCP's prior written consent. Any Leases entered into pursuant to this paragraph (b) shall be written on the form of lease approved by CSCP prior to the date hereof, a copy of which is attached hereto as EXHIBIT MM (the "Standard Lease Form"); provided, however, that if any nationally or regionally recognized Tenant shall object to using the Standard Lease Form and in the ordinary conduct of business uses its own lease form, such Lease shall be written on the standard lease form customarily used by such Tenant in the ordinary conduct of business, provided such Tenant's standard lease form shall be commercially reasonable. CSCP shall approve or disapprove a proposed Lease pursuant to this paragraph (b) promptly following CSCP's receipt of (x) the fully negotiated Lease between a Seller and a proposed Tenant, and
(y) financial information concerning the proposed Tenant.

                  (ii) At Sellers' election, each proposed Lease and financial information delivered to CSCP in connection with a request for CSCP's consent thereto may be accompanied by a transmittal letter (the "Lease Transmittal Letter") which shall request CSCP's consent to said Lease and shall also contain the following statement (the "First Lease Transmittal Letter Statement") in bold, capital letters: "IF (1) CEDAR SHOPPING CENTERS PARTNERSHIP, L.P. ("CSCP") SHALL FAIL TO NOTIFY [INSERT NAME OF APPLICABLE SELLER] WITHIN 10 DAYS AFTER RECEIPT OF THIS NOTICE AND THE ENCLOSED LEASE PROPOSED BY [INSERT NAME OF APPLICABLE SELLER] AND ACCOMPANYING FINANCIAL INFORMATION WITH RESPECT TO THE TENANT THEREUNDER AS TO (X) WHETHER CSCP CONSENTS TO SUCH LEASE, (Y) WHETHER CSCP REQUIRES ADDITIONAL INFORMATION OR DETAILS IN ORDER TO EVALUATE SUCH REQUEST FOR CONSENT, OR (Z) CSCP'S REASONS FOR REFUSING TO CONSENT TO SAID LEASE AND/OR REQUIRED REVISIONS TO SUCH LEASE, AND (2) CSCP SHALL FAIL TO SO RESPOND TO [INSERT NAME OF APPLICABLE SELLER] WITH RESPECT TO SUCH LEASE WITHIN 3 BUSINESS DAYS AFTER [INSERT NAME OF APPLICABLE SELLER] SHALL GIVE CSCP A SECOND LEASE TRANSMITTAL LETTER AS REQUIRED UNDER THAT CERTAIN CONTRIBUTION AND SALE AGREEMENT AMONG [INSERT NAME OF APPLICABLE SELLER], CSCP AND OTHER PARTIES, DATED AS OF FEBRUARY 3, 2005, THEN CSCP SHALL BE DEEMED TO HAVE CONSENTED TO THE ENCLOSED LEASE."

                  (iii) Provided that the proposed Lease and accompanying financial information shall have been submitted to CSCP together with the Lease Transmittal Letter, if CSCP shall fail to so respond to the applicable Seller within said 10-day period (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), and also shall have failed to so respond to the applicable Seller within three (3) Business Days after said Seller shall have sent CSCP the second Lease Transmittal Letter set forth below (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), then CSCP shall be deemed to have consented to the proposed Lease.

                  (iv) The second Lease Transmittal Letter shall state, in bold, capital letters the following statement (the "Second Lease Transmittal Letter Statement"): "CEDAR SHOPPING CENTERS PARTNERSHIP, L.P. ("CSCP") PREVIOUSLY FAILED TO RESPOND TO A REQUEST FOR APPROVAL OF THE LEASE DATED __________ BETWEEN [INSERT NAME OF APPLICABLE SELLER] AND ___________ WITH RESPECT TO THE PREMISES KNOWN AS ____________. IF CSCP SHALL FAIL TO NOTIFY [INSERT NAME OF APPLICABLE SELLER] WITHIN 3 BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE AS TO (X) WHETHER CSCP CONSENTS TO SUCH LEASE, (Y) WHETHER CSCP REQUIRES ADDITIONAL

INFORMATION OR DETAILS IN ORDER TO EVALUATE SUCH LEASE, OR (Z) CSCP'S REASONS FOR REFUSING TO CONSENT TO SUCH LEASE AND/OR REQUIRED REVISIONS TO SUCH LEASE, THEN CSCP SHALL BE DEEMED TO HAVE CONSENTED TO SUCH LEASE."

            (c) Modify, terminate, amend or assign the Debt Documents;

            (d) Remove from the Premises any material article of Personal Property, except as may be necessary for repairs, or the discarding of worn out or useless items; provided, however, that any article removed for repairs shall be returned to the Premises promptly upon its repair and shall remain a part of the Personal Property whether or not such material article shall be located on the Premises at the time of the Closing, and any material article so discarded shall be replaced with a new article of similar quality and utility prior to the Closing;

            (e) Modify, amend, renew, extend, terminate or otherwise alter any of the Service Contracts or enter into any new maintenance service contracts or any other agreements affecting the Premises which shall be binding upon the Premises or CSCP following Closing, without the prior written consent of CSCP in each instance, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that from and after the Designated Date such consent may be withheld in CSCP's sole discretion. CSCP shall approve or disapprove a proposed Service Contract or other agreement affecting the Premises pursuant to this paragraph (e) promptly following CSCP's receipt of the fully negotiated agreement between a Seller and a proposed contract vendee;

            (f) Undertake or commence any capital renovations or alterations at the Premises, except those necessary to comply with any of the provisions of this Agreement or the Leases, without the prior written consent of CSCP in each instance, which consent shall not be unreasonably withheld, conditioned or delayed;

            (g) If the Property is a Stabilized Property, subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters which will not be eliminated at Sellers' sole cost and expense prior to the Closing Date; or

            (h) Apply any of the Security Deposits or permit the lapse of any Letter of Credit Security Deposit (as hereinafter defined).

         3. From the date of this Agreement to each Closing Date, CSCP shall not amend or modify the CSCP Partnership Agreement without Sellers' consent (such consent not to be unreasonably withheld or delayed), if and to the extent the Unit Holders will have such a consent right from and after said Closing Date.

         4. On or prior to the Designated Date, CSCP shall give Sellers written notice (the "Service Contract Notice") designating those Service Contracts which CSCP wishes Seller to terminate as of the Closing (the "Unassumed Service Contracts") and those Service Contracts which CSCP elects to have remain in effect after the Closing (the "Assumed Service Contracts"). The failure of CSCP to give the Service Contract Notice shall be deemed to constitute CSCP's election to have all Service Contracts terminated effective upon the Closing.

Provided that the Closing occurs hereunder, Sellers shall terminate such Unassumed Service Contracts effective as of the Closing Date; provided, however, that if an Unassumed Service Contract cannot be terminated without the payment of a termination fee, Sellers shall pay such termination fee directly to the applicable party under such Unassumed Service Contract. Notwithstanding anything to the contrary contained in this Section 4, all snow removal contracts for the Property shall be deemed to be Assumed Service Contracts.

         5. From time to time after the Closing Date, on CSCP's request and with reasonable notice, Sellers shall during normal business hours make all of its records relating to the Property available to CSCP for inspection, copying and audit by CSCP and its representatives and outside accountants. The provision of this Section 5 shall survive the Closing.

         6. Sellers shall comply in all respects with Pennsylvania bulk sales laws and regulations to the extent applicable to the transactions contemplated by this Agreement, including, without limitation, the giving of all notices and the delivery to CSCP of all clearance certificates from the Pennsylvania Department of Revenue and Pennsylvania Department of Labor and Industry. If a clearance certificate is not obtained at the time of Closing, a reasonable escrow for such purposes shall be established out of the Consideration. Sellers shall indemnify, defend and hold harmless CSCP from and against any and all costs, expenses, losses, liabilities or damages arising out of or in connection with the failure of Seller to comply with such bulk sale laws and regulations. The provisions of this Section 6 shall survive the Closing.

ARTICLE X: Apportionments.

         1. The following items shall be apportioned between Sellers and CSCP as of 11:59 PM of the day immediately preceding the Closing Date (the "Proration Time"):

            (a) All rentals (including all CAM, tax, insurance and trash charges and all percentage rentals) and all other income related to the Property, on a per diem basis, based on rentals actually collected for such month or such other period as herein provided. All rentals received by Sellers prior to the Closing Date for periods after the Closing Date shall be credited to CSCP at Closing. Subsequent to the Closing, (a) Sellers shall promptly deliver to CSCP any rentals received by Seller following the Closing, and (b) CSCP shall promptly pay to Sellers any amount to which Sellers shall be entitled pursuant to this Article.

            (b) Promotional and marketing payments collected by Sellers from Tenants and the promotional and marketing expenses (including carry-forwards) solely attributable to the Property incurred and paid by Sellers for the calendar year in which the Closing occurs shall be prorated at Closing. If the promotional and marketing payment collected by Sellers from Tenants from the first day of the calendar year in which the Closing occurs through the Proration Time (the "Adjustment Period") exceeds promotional and marketing expenses (including carry-forwards) solely attributable to the Property incurred and paid by Sellers for the Adjustment Period (the "Excess Promotional Payment"), Sellers shall credit such Excess Promotional Payment against the Consideration at the Closing. If the promotional and marketing payment collected by Sellers during the Adjustment Period is less than the promotional and marketing expenses (including carry-forwards) solely attributable to the Property and incurred and paid by Sellers for the Adjustment Period (the "Promotional Underpayment"), and such deficiency is reimbursable by Tenants in good standing, the Consideration payable to Sellers at the Closing shall be increased by such Promotional Underpayment.

            (c) All operating expenses (including utility charges and charges under Service Contracts being assumed by CSCP), relating to the Property shall be prorated between Sellers and CSCP as of the Proration Time. Sellers shall pay in full all invoices, bills and other obligations relating to the Property for the period prior to the Closing Date, regardless of whether the invoices, bills and evidences of other obligations are received prior to, on or after the Closing Date. To the extent practicable, utility meters (other than those payable directly by Tenants to the public utilities) shall be read no more than one Business Day prior to the Closing Date. If and to the extent the utility security deposits shall be assignable, Sellers shall assign to CSCP all of Sellers' right, title and interest in all utility security deposits and Sellers shall receive a credit therefor at Closing. Sellers shall not receive any credit with respect to any utility security deposits that shall not be assigned to CSCP.

            (d) CSCP shall receive a credit against the Consideration at Closing in an amount equal to all Security Deposits made by Tenants as security for rent, cleaning or any other purpose (whether identified as refundable or non-refundable) that have not been applied in accordance with the terms of the Leases, together with, if applicable, the amount of interest then accrued thereon at the interest rate payable with respect thereto in accordance with the terms of the applicable Lease. Seller shall cause all Security Deposits in the form of letters of credit (the "Letter of Credit Security Deposits") to be assigned or reissued to CSCP in a manner so that at the Closing (i) the issuing bank recognizes CSCP as the named beneficiary or (ii) the letters of credit have been reissued with CSCP as the named beneficiary, and Sellers shall pay all fees and expenses of the issuing bank charged in connection with any such assignment or reissuance.

            (e) With respect to any Property for which the reconciliation of CAM, trash, tax and insurance paid by Tenants ("Additional Charges") for the calendar year immediately prior to the calendar year in which the Closing Date occurs (the "Prior Calendar Year") shall not have occurred, Sellers shall prepare and provide to CSCP, promptly following the Closing Date (and in any event prior to March 31st of the calendar year in which the Closing Date occurs or such earlier date as shall be required by any Lease with respect to such Property), the reconciliation for Additional Charges for the Prior Calendar Year. Following completion of the Additional Charges reconciliations for the Prior Calendar Year, CSCP shall send the reconciliations for said Prior Calendar Year to the Tenants and invoice all Tenants for any shortages in payments of the Additional Charges. Within thirty (30) days after completion, Sellers shall reimburse CSCP for any overpayments by Tenants of Additional Charges attributable to the period of Sellers' ownership under the Leases (such that, after taking into account the prorations elsewhere in this Article, neither Sellers nor CSCP shall have retained Additional Charges in excess of what each spent). Notwithstanding anything to the contrary contained herein, CSCP shall reimburse Sellers promptly after receipt of same from Tenants for any shortages attributable to the period of Sellers' ownership to the extent CSCP receives reimbursement from Tenants, less a pro rata share of the third party costs incurred by CSCP in obtaining same.

            (f) Percentage rents for the month in which the Closing shall occur shall be prorated and adjusted based on the percentage rent actually received and attributable for such month and the period of ownership of the Premises during such month, and shall be paid by CSCP to Sellers within thirty (30) days after receipt.

            (g) All general and special real property, personal property and other ad valorem taxes and assessments for the Property and all other governmental taxes, fees, charges and assessments affecting the Property or any part thereof shall be prorated as of the Proration Time, on the basis of the most recent reliable information available (which, in the case of real property taxes and assessments, shall be the most current real property tax bill available). CSCP shall receive a credit in an amount equal to all of such taxes and assessments which are either due and payable as of the Proration Time (and are unpaid) or are accrued or levied but are not yet due and payable and Sellers shall receive a credit in an amount equal to all such taxes and assessments paid by Sellers for periods after the Proration Time. If any such assessment is payable in installments, then the installment for the current period shall be prorated, and CSCP shall pay the remainder of such assessment. Sellers shall remain solely responsible for and shall promptly pay before their due dates all real property taxes and assessments (including, without limitation, supplemental or escaped assessments or reassessments) relating or attributable to periods prior to the Closing Date, regardless of when notice of such taxes, assessments, or reassessments is received or who receives the notice.

            (h) Interest under the Assumable Debt shall be prorated as of the Proration Time. Sellers shall receive a credit for escrows held in connection with the Assumable Debt (provided all of Sellers' rights with respect to such escrows have been assigned to CSCP).

            (i) Any commission, listing or referral fees existing at Closing, including, without limitation, those set forth on EXHIBIT M, shall be paid or discharged by Sellers at or prior to the Closing, and evidence thereof shall be presented to CSCP at the Closing.

            (j) With respect to the Tenants listed on EXHIBIT L-2 attached hereto and made a part hereof, CSCP shall receive, on the Stabilized Closing Date, a credit against the Stabilized Consideration in an amount equal to the product of (x) the "per diem" amount set forth on said EXHIBIT L-2, as the same shall have been updated pursuant to this Agreement as of the Closing Date, for each Tenant set forth thereon, and (y) the number of days in the period commencing on the Stabilized Closing Date and ending on the day immediately preceding the scheduled rent commencement date set forth on said EXHIBIT L-2, as the same shall have been updated pursuant to this Agreement as of the Closing Date.

            (k) Such other items as are customarily apportioned between sellers and purchasers of real properties of a type similar to the Premises located in the State where each Property is located shall be prorated.

         2. Rents and other sums which are delinquent at Closing shall not be prorated. Seller shall have no right to take any action to collect such delinquent rents and other sums after the Closing. All sums received from the Tenants after the Closing shall first be applied to the then current rent and then to delinquent sums, if any, owed by such Tenants in the reverse order of occurrence. Any rents collected by CSCP that are owed to Sellers pursuant to the preceding sentence shall be held by CSCP for the account of Sellers, and, after deducting therefrom a pro-rata share of all third party expenses incurred in connection with the collection thereof, CSCP shall remit the same to Sellers.

Sellers shall pay to CSCP, promptly following receipt, all income received by Sellers from and after the Closing Date (regardless of the period to which such income relates) and attributable to the Property for allocation by CSCP pursuant to this Article.

         3. Provided that the NovaCare Lease at the Premises located in Pickertington, Ohio (the "Pickerington NovaCare Lease") is in full force and effect and NovaCare is not in default thereunder, the Seller of the Premises located in Pickerington, Ohio (the "Pickerington Seller") shall receive a credit at Closing in an amount to be agreed upon by Sellers and CSCP for the cost of the tenant improvement work for the NovaCare space paid for by the Pickerington Seller prior to Closing and which is required to be amortized and reimbursed to Seller under the NovaCare Lease, less twenty percent (20%).

         4. Provided that the Discount Drug Mart Lease at the Premises located in Dover, Ohio (the "Dover Discount Drug Mart Lease") is in full force and effect and Discount Drug Mart is not in default thereunder, the Seller of the Premises located in Dover, Ohio (the "Dover Seller") shall receive a credit at Closing in an amount to be agreed upon by Sellers and CSCP for the cost of the tenant improvement work for the Discount Drug Mart drive-thru paid for by the Dover Seller prior to Closing and which is required to be amortized and reimbursed to the Dover Seller under the Dover Discount Drug Mart Lease, less twenty percent (20%).

         5. Sellers will prepare in good faith and deliver to CSCP no less than five (5) Business Days before each Closing Date a statement (the "Closing Statement") of (i) estimated proration items, and other credits and adjustments to the Consideration, (ii) a detailed accounting for each Tenant of the then current payment status of all rentals and other amounts (including amounts payable on account of operating expenses) payable under the Leases for the applicable calendar year, percentage rent lease year or other applicable payment period(s), and (iii) a detailed accounting of all operating expenses then incurred for the Premises for the Prior Calendar Year (together with documentation evidencing such operating expenses). Upon approval by Sellers and CSCP of the Closing Statement, the preliminary proration items, credits and adjustments reflected in the Closing Statement will be paid at Closing by CSCP to Sellers (if the preliminary proration items, credits and adjustments result in a net credit to Sellers) or by Sellers to CSCP (if the preliminary proration items, credits and adjustments result in a net credit to CSCP) by increasing or reducing the Consideration at the Closing. If amounts collected from Tenants on account of operating expenses for the Prior Calendar Year exceed the actual amounts incurred by Sellers on account of such operating expenses, at Closing, Sellers shall deposit with CSCP or allow as a credit against the Consideration, an amount equal to such excess. Sellers shall, promptly following the Closing, deliver to CSCP an update to the Closing Statement providing the information required in clauses (ii) and (iii) above through the Closing Date.

         6. If any of the items described in this Article cannot be apportioned at the Closing because of the unavailability of information as to the amounts which are to be apportioned or otherwise, or are incorrectly apportioned at Closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable; provided that neither party shall have the right to request apportionment or reapportionment of any such item at any time following (i) the two (2) year anniversary of the applicable Closing Date with respect to real estate taxes, and (ii) the one (1) year anniversary of the applicable Closing Date with respect to all items other than real estate taxes. Remittance of the amount due from one party to another shall be made promptly after the request for re-proration.

         7. The provisions of this Article shall survive the Closing.

ARTICLE XI: Closing Documents.

         1. At or prior to each Closing, Sellers, at their sole cost and expense, shall deliver to CSCP (or to CSCP's nominee or designee) the following, to the extent applicable, each of which shall be executed by the appropriate Seller (or such other party as indicated below) and, to the extent applicable, acknowledged:

            (a) A deed conveying fee simple title to the Properties located in the State of New York (the "New York Properties") in the form of EXHIBIT U-1 attached hereto and made a part hereof;

            (b) A deed conveying fee simple title to the Properties located in the State of Ohio (the "Ohio Properties") in the form of EXHIBIT U-2 attached hereto and made a part hereof;

            (c) A deed conveying fee simple title to the Properties located in the State of Connecticut (the "Connecticut Properties") in the form of EXHIBIT U-3 attached hereto and made a part hereof;

            (d) A deed conveying fee simple title to the Properties located in the Commonwealth of Pennsylvania (the "Pennsylvania Properties") in the form of EXHIBIT U-4 attached hereto and made a part hereof;

            (e) An assignment and assumption of leases for each of the Premises (collectively, the "Assignment and Assumption of Leases") in the form of EXHIBIT V attached hereto and made a part hereof;

            (f) With respect to those Service Contracts that have not been terminated in accordance with this Agreement, an assignment and assumption of Service Contracts for each of the Premises (collectively, the "Assignment and Assumption of Service Contracts") in the form of EXHIBIT W attached hereto and made a part hereof;

            (g) A bill of sale and general assignment for each of the Premises in the form of EXHIBIT X attached hereto and made a part hereof;

            (h) Duly executed and sworn affidavits, declarations and indemnifications respecting the existence of mechanic's or materialmen's liens and other third party rights relating to matters of title, as reasonably required by the Title Company;

            (i) A certification of non-foreign status in the form of EXHIBIT Y attached hereto and made a part hereof from each of Sellers;

            (j) Complete sets of "as-built" plans and specifications for the improvements in Seller's possession or control;

            (k) The originals, or if the originals are not in Sellers' possession, copies certified by the Sellers to be true, correct and complete, of all documents attached as or referred to in the Exhibits to this Agreement, including, without limitation, the Leases (and all tenant files related thereto), the Debt Documents, the Tenant Estoppel Certificates and the Service Contracts being assumed by CSCP;

            (l) A certificate of Sellers in the form of EXHIBIT Z attached hereto and made a part hereof dated as of the Closing Date, certifying that all of Sellers' representations and warranties set forth in this Agreement remain true, correct and complete, as if made on the Closing Date (except for those made as of a specific time), or if not, specifying the respect in which any such representation or warranty is no longer true, correct and complete;

            (m) Assignments or reissuances of the Letter of Credit Security Deposits;

            (n) An update of each Rent Roll, dated as of the Closing Date and represented and certified by Sellers to be true, correct and complete in all material respects with respect to the information contained therein;

            (o) All maintenance records and operating manuals pertaining to the Property in Sellers' possession or control;

            (p) All keys to the Premises in Sellers' possession or control;

            (q) A letter to each of the Tenants in the form of EXHIBIT AA attached hereto and made a part hereof advising them of the change in ownership of the Premises and the transfer of the Security Deposits and directing that rentals or other payments thereafter be paid to a payee designated by CSCP, and otherwise complying with applicable law;

            (r) A letter to each of the service providers under the Service Contracts assumed by CSCP in form and content reasonably acceptable to Sellers and CSCP advising the service providers of the change in ownership of the Premises;

            (s) A non-compete agreement between CSCP and each of Dan Giltz, Harry W. Giltz II, Harry W. Giltz III, Grant Giltz, Dave Thomas and Giltz & Associates, Inc. (collectively, the "Giltz Parties") in the form of EXHIBIT BB-1 attached hereto and made a part hereof, executed by each of the Giltz Parties with respect to each New York Property located in the State of New York (the "New York Non-Compete Agreement");

            (t) A non-compete agreement between CSCP and each of the Giltz Parties in the form of EXHIBIT BB-2 attached hereto and made a part hereof, executed by each of the Giltz Parties with respect to each Ohio Property (the "Ohio Non-Compete Agreement");

            (u) A non-compete agreement between CSCP and each of the Giltz Parties in the form of EXHIBIT BB-3 attached hereto and made a part hereof, executed by each of the Giltz Parties with respect to each Connecticut Property (the "Connecticut Non-Compete Agreement");

            (v) A non-compete agreement between CSCP and each of the Giltz Parties in the form of EXHIBIT BB-4 attached hereto and made a part hereof, executed by each of the Giltz Parties with respect to each Pennsylvania Property (the "Pennsylvania Non-Compete Agreement");

            (w) The Assumption Documents;

            (x) The Buffalo Broad Release;

            (y) A domain name assignment, the change of registrant forms and any additional documentation required to assign to CSCP any domain names for the Premises in form and content reasonable satisfactory to CSCP (collectively, the "Domain Name Documents");

            (z) A Property Management Agreement for each of the Premises containing the terms set forth in EXHIBIT CC attached hereto and made a part hereof and otherwise on terms satisfactory to both CSCP and Sellers (collectively, the "Property Management Agreements");

            (aa) An agreement regarding CSCP's obligations and rights with respect to future properties developed or acquired/owned by Sellers and/or Sellers' affiliates or principals in the form of EXHIBIT DD attached hereto and made a part hereof (the "Future Properties Agreement");

            (bb) An assignment of all guarantees, warranties and indemnities given to Development Sellers (as hereinafter defined) or any affiliates of Development Sellers by any contractors, subcontractors, consultants or materialmen who shall have furnished materials or supplies or performed work or services in connection with the Development Work (including the benefit of all guaranties and warranties contained in the Development Contracts).

            (cc) For each New York Property, Combined Real Estate Transfer Tax Return, Credit Line Mortgage Certificate, and Certification of Exemption from the Payment of Estimated Personal Income Tax (Form TP-584) and Real Property Transfer Report (Form RP-5217) and any other transfer tax forms required under New York law (the "New York Transfer Tax Forms")

            (dd) For each Pennsylvania Property, Realty Transfer Tax Statement of Value and any other transfer tax forms required under Pennsylvania state or local law (the "Pennsylvania Transfer Tax Forms");

            (ee) For each Connecticut Property, State and Town Conveyance Tax Forms and any other transfer tax forms required under Connecticut state or local law (the "Connecticut Transfer Tax Forms"; and together with the New York Transfer Tax Forms and the Pennsylvania Tax Forms, the "Transfer Tax Forms");

            (ff) Such corporate, partnership and/or limited liability company certificates and resolutions as CSCP and the Title Company may reasonably request in order to confirm each Seller's authority to consummate the transactions contemplated hereby;

            (gg) A certificate of each Unit Holder in the form attached hereto as EXHIBIT EE;

            (hh) True, correct and complete copies of operating statements relating to the Premises for the period commencing on January 1, 2005 and ending on the last day of the month immediately prior to the Closing Date which do not contain untrue statements of any material facts or omit to state a material fact necessary to make the information contained therein not misleading;

            (ii) Certificates of Full Force and Effect for each Seller dated no more than thirty (30) days prior to the Closing Date;

            (jj) A Registration Rights Agreement by and among Cedar and the Unit Holders, in the form attached hereto as EXHIBIT OO (the "Registration Rights Agreement");

            (kk) An agreement regarding partnership issues by and among [CSCP AND THE UNIT HOLDERS], in the form attached hereto as EXHIBIT PP (the "Side Agreement");

            (ll) Evidence acceptable to CSCP in its reasonable discretion of the procuring of the insurance policies required pursuant to Article XXIV below;

            (mm) The Updated Exhibits, certified by Sellers to be true, correct and complete;

            (nn) The Purchase Option Waivers, certified by Sellers to be true, correct and complete, or the evidence required pursuant to clause (ii) of
Section 2 of Article XXII, as applicable;

            (oo) Payoff letters indicating the outstanding principal balance, any accrued and unpaid interest, and any other expenses outstanding as of the Closing Date with respect to any loan that CSCP shall not assume pursuant to the terms of this Agreement;

            (pp) If applicable, the Medina Ground Lease (as hereinafter defined);

            (qq) If applicable, the Mason Ground Lease (as hereinafter defined);

            (rr) If applicable, the Grove City Ground Lease (as hereinafter defined);

            (ss) If applicable, the Geneseo Ground Lease (as hereinafter defined); and

            (tt) Evidence reasonably satisfactory to CSCP of the settlement of the Pending Litigations.

         2. At each Closing, to the extent applicable, CSCP (or CSCP's designee or nominee), at CSCP's sole cost and expense, shall deliver to Sellers the following, each of which shall be executed by CSCP or its nominee or designee (or such other party as indicated below) and, to the extent applicable, acknowledged:

            (a) The Consideration required pursuant to Article II, in the amount and form required thereby;

            (b) The Assignment and Assumption of Leases;

            (c) The Assignment and Assumption of Service Contracts;

            (d) The Assignment and Assumption of Permits;

            (e) The Assumption Documents;

            (f) Such corporate, partnership and/or limited liability company certificates and resolutions as Sellers and the Title Company may reasonably request in order to confirm CSCP's authority to consummate the transactions contemplated hereby;

            (g) A certificate of CSCP in the form of EXHIBIT FF attached hereto and made a part hereof dated as of the Closing Date, certifying that all of CSCP's representations and warranties set forth in this Agreement remain true, correct and complete as of the Closing Date (except for those made as of a specific time), or if not, specifying the respect in which any such representation or warranty is no longer true, correct and complete;

            (h) The Transfer Tax Forms;

            (i) The New York Non-Compete Agreement;

            (j) The Ohio Non-Compete Agreement;

            (k) The Connecticut Non-Compete Agreement;

            (l) The Pennsylvania Non-Compete Agreement;

            (m) The Domain Name Documents;

            (n) The Property Management Agreements;

            (o) The Future Properties Agreement;

            (p) The Registration Rights Agreement;

            (q) The Side Agreement;

            (r) If applicable, the Medina Ground Lease;

            (s) If applicable, the Mason Ground Lease;

            (t) If applicable, the Grove City Ground Lease; and

            (u) If applicable, the Geneseo Ground Lease.

         3. At the Stabilized Closing, no portion of the Required Deposit shall be returned to CSCP, and the Title Company shall continue to hold the Required

Deposit in accordance with the terms of the Escrow Agreement. At the final Development Closing, or any termination of this Agreement (other than pursuant to Article XVIII), the Required Deposit shall be returned to CSCP.

         4. At or before each Closing, CSCP and Sellers shall each execute and deliver such other customary instruments as are reasonably required by the Title Company or otherwise required to consummate the purchase and sale of the Property in accordance with the terms hereof, including, without limitation, an agreement (the "Designation Agreement") designating the Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and executed by Sellers, CSCP and the Title Company. The Designation Agreement shall be in a form reasonably acceptable to the parties, and, in any event, shall comply with the requirements of Section 6045(e) of the Code and the regulations promulgated thereunder.

ARTICLE XII: Due Diligence Investigation; Right to Terminate.

         1. CSCP shall have the right until each Closing to perform and complete all of CSCP's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all Leases and Service Contracts, and all physical, environmental and compliance matters and conditions respecting the Premises (collectively, the "Investigations"). During the term of this Agreement, Sellers shall provide CSCP and CSCP's Representatives (as hereinafter defined) with access to the Premises and shall also make available to CSCP, at the offices of Sellers and/or the property manager of the Premises, access to such Leases, Service Contracts, other contracts, books, records, plans and specifications, surveys, engineering and environmental reports, soil studies, traffic studies, market analysis, and other documentation in Sellers' possession with respect to the Property as CSCP shall reasonably request. Without limiting the foregoing, CSCP and its directors, officers, employees, affiliates, partners, members, brokers, agents and other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, "CSCP's Representatives") shall have the right to (i) perform physical testing (environmental, structural and otherwise) at the Premises (such as soil borings, water samplings and the like),
(ii) contact Tenants and/or (iii) contact Governmental Authorities having jurisdiction over the Premises to inquire with respect to the compliance of the Premises with applicable Laws relating to the Premises.

         2. CSCP shall have the right, as part of its Investigations, to cause a reputable third party engineer selected by CSCP to perform engineering studies of the Premises.

         3. CSCP shall promptly repair any damage to the Premises resulting from the Investigations and replace, refill and regrade any holes made in, or excavations of, any portion of the Premises used for such Investigations so that the Premises shall be in substantially the same condition that it existed in prior to such Investigations. The provisions of this Section 3 shall survive the Closing or a termination of this Agreement.

         4. CSCP shall indemnify Sellers and hold harmless Sellers from and against (i) any and all personal injury claims and property damage resulting from the Investigations, except any claims resulting from any pre-existing condition and (ii) any liens or encumbrances filed or recorded against the Premises as a consequence of the Investigations; provided, however, that the foregoing indemnity and hold harmless shall not include (a) any consequential, punitive or special damages, or (b) any loss, damage, claims, liability or expense, including reasonable attorneys' fees, arising from or out of pre-existing conditions on the Premises, including the discovery by CSCP of pre-existing conditions on the Premises during any Investigation conducted pursuant to the terms of this Agreement (but CSCP shall be liable to the extent it negligently aggravates any such pre-existing condition). The provisions of this Section 4 shall survive the Closing or a termination of this Agreement.

         5. Any provision herein to the contrary notwithstanding, on or before 5:00 P.M. (Eastern time) on March 7, 2005 (as the same may be extended pursuant to Section 7 below, the "Designated Date"), CSCP shall have the right, in its sole and absolute discretion, (i) to remove from the Premises being conveyed pursuant to this Agreement (and receive a corresponding reduction in the Consideration) up to four (4) Premises whose environmental condition shall not be satisfactory to CSCP in CSCP's sole and absolute discretion (the "Removal Option"), or (ii) to terminate this Agreement (the "Termination Option") for any reason or no reason. CSCP shall be deemed to have waived the Removal Option and the Termination Option, unless, on or before 5:00 P.M. (Eastern time) on the Designated Date CSCP shall deliver to Sellers written notice of CSCP's election to exercise the Removal Option or the Termination Option. In the event that CSCP shall exercise the Termination Option in accordance with this Section 5, the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive the termination of this Agreement.

         6. Sellers shall deliver to CSCP accurate, correct and complete copies of the following items (the "Property Information") within five (5) days after the date of this Agreement (unless another time for delivery is otherwise expressly provided):

            (a) current Rent Roll and current Lease plan;

            (b) copies of the Leases (and amendments), together with copies of all material correspondence to and from the Tenants and all tenant estoppel certificates received by any of the Sellers in the last twenty four (24) months;

            (c) historical statements (comprised of profit and loss statements) for the Property and showing results for the most recent three (3) years and a proforma for the current year;

            (d) most recent ALTA surveys in Sellers' possession or control;

            (e) current title insurance commitments (to the extent not previously delivered);

            (f) copies of all Debt Documents;

            (g) engineering surveys, reports and permits, soils, hydrological, environmental, asbestos or other reports or test results in Seller's possession or control;

            (h) real estate and personal property tax bills;

            (i) copies of agreements and contracts relating to the ownership, management, marketing and/or operation of all or any part of the Property, excluding Leases;

            (j) Tenant arrears reports;

            (k) warranties and guaranties benefiting Seller affecting the improvements or Personal Property;

            (l) government approvals such as licenses, permits, variances or exceptions (including without limitation pertaining to environmental protection, fire safety, zoning) and certificates of occupancy;

            (m) notices and correspondence with any government authority or insurance company concerning compliance or non-compliance with any Law applicable to the Property;

            (n) copies of any current tax protest;

            (o) Development Contracts and Development Plans and Specifications;

            (p) as-built plans and specifications for the improvements and site plans, drawings and surveys in Sellers' possession or control;

            (q) copies of the most recent federal tax returns of each Seller to the extent such Seller is not a "disregarded entity" for federal income tax purposes or, if a Seller is a "disregarded entity" for federal income tax purposes, such other tax documentation reasonably acceptable to CSCP;

            (r) operating statements for the 2003 calendar year;

            (s) by the twentieth (20th) day following the date of this Agreement, operating statements for the 2004 calendar year; and

            (t) within five (5) days after request by CSCP, any other items reasonably requested by CSCP which are in Seller's possession or control.

         7. Notwithstanding anything to the contrary contained in Section 5 above, in the event that (i) with respect to all of the Property Information other than the operating statements for the 2004 calendar year, Sellers shall fail to deliver any of such Property Information within the five (5) days required for delivery, the Designated Date shall automatically be extended on a day for day basis for each day beyond such five (5) day period until CSCP's receipt of such Property Information and (ii) with respect to the operating statements for the 2004 calendar year, Sellers shall fail to deliver same by the twentieth (20th) day following the execution of this Agreement, the Designated Date shall automatically be extended on a day for day basis for each day beyond the twentieth (20th) day after the date of this Agreement until CSCP's receipt of the operating statements for the 2004 calendar year.

ARTICLE XIII: Tenant Estoppel Certificates.

         1. Sellers shall use commercially reasonable efforts to obtain a tenant estoppel certificate from each Tenant (each, a "Tenant Estoppel Certificate", and collectively, the "Tenant Estoppel Certificates").

         2. Sellers shall, promptly following the date hereof, deliver a Tenant Estoppel Certificate in the form (but with all relevant information filled in by Sellers) attached hereto and made a part hereof as EXHIBIT GG (the "Tenant Estoppel Certificate Form") to each Tenant of a Stabilized Premises for execution by such Tenant. Sellers shall deliver to CSCP each executed Tenant Estoppel Certificate promptly following Sellers' receipt thereof (but, with respect to the Stabilized Premises, in all events prior to the Designated Date, with respect to all executed Tenant Estoppel Certificates received prior to the Designated Date). It shall be a condition precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to the Stabilized Property that CSCP shall receive Tenant Estoppel Certificates from all of the Tenants set forth on EXHIBIT HH-1 attached hereto and made a part hereof, each (i) dated no earlier than thirty (30) days prior to the Closing Date, (ii) consistent with the terms of the Leases and the representations and warranties of Sellers contained in this Agreement, and (iii) in form substantially similar to the Tenant Estoppel Certificate Form or in such other form as CSCP shall approve in the exercise of its reasonable judgment (the "Required Stabilized Tenant Estoppels"). If, on or before the Scheduled Stabilized Closing Date, such condition is not satisfied (or waived in writing by CSCP), then CSCP shall have the right, exercisable by delivery of written notice to Seller, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be so removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)). Either Sellers or CSCP shall have a one (1) time right to extend the Scheduled Stabilized Closing Date for up to thirty (30) additional days if the conditions precedent to CSCP's obligation to close set forth in this Section 2 have not been satisfied prior to the Scheduled Stabilized Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Stabilized Closing
Date).

         3. Sellers shall, following the Completion of a Development Property, deliver a Tenant Estoppel Certificate in the form (but with all relevant information filled in by Sellers) of the Tenant Estoppel Certificate Form to each Tenant of such Development Property for execution by such Tenant. Sellers shall deliver to CSCP each executed Tenant Estoppel Certificate promptly following Sellers' receipt thereof. It shall be a condition precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to a Development Property that CSCP shall receive Tenant Estoppel Certificates from (a) the anchor Tenants of each Development Property, including without limitation the Tenants set forth on EXHIBIT HH-2 attached hereto and made a part hereof and (b) Tenants under Leases covering more than four thousand (4,000) square feet, each (i) dated no earlier than thirty (30) days prior to the Closing Date, (ii) consistent with the terms of the Leases and the representations and warranties of Sellers contained in this Agreement, and (iii) in form substantially similar to the Tenant Estoppel Certificate Form or in such other form as CSCP shall approve in the exercise of its reasonable judgment (the "Required Development Tenant Estoppels"). If, on or before the Scheduled Development Closing Date, such condition is not satisfied (or waived in writing by CSCP), then CSCP shall have the right, exercisable by delivery of written notice to Seller, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration. Either Sellers or CSCP shall have a one (1) time right to extend the Scheduled Development Closing Date for up to thirty (30) additional days if the conditions precedent to CSCP's obligation to close set forth in this Section 3 have not been satisfied prior to the Scheduled Development Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Development Closing Date).

ARTICLE XIV: Brokerage.

         1. Sellers represent and warrant to CSCP, and CSCP represents and warrants to Sellers, that no broker or finder has been engaged by it, respectively, in connection with the transactions contemplated under this Agreement other than Sellers' engagement of Western Reserve Partners LLC. In the event of a claim for broker's or finder's fee or commissions in connection with the transactions contemplated by this Agreement, Sellers shall indemnify, defend and hold harmless CSCP from the same if it shall be based upon any statement or agreement alleged to have been made by Sellers, and CSCP shall indemnify, defend and hold harmless Sellers from the same if it shall be based upon any statement or agreement alleged to have been made by CSCP. Sellers shall be responsible for payment of all amounts owed to Western Reserve Partners LLC.

         2. The Provisions of this Article shall survive the Closing or a termination of this Agreement.

ARTICLE XV: Condemnation and Destruction.

         1. If, prior to each Closing Date, all or any "material" portion of the Premises is taken by eminent domain or condemnation (or is the subject of a pending or contemplated eminent domain or condemnation proceeding which has not been consummated), Sellers shall notify CSCP of such fact and CSCP shall have the option (which option shall be set forth in a notice from CSCP to Sellers given not later than thirty (30) days after receipt of Sellers' notice):

            (a) to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)) or (ii) to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement) if, with respect to all of the Premises, the value of the Premises (as reasonably determined by CSCP) shall be reduced by an amount equal to or greater than One Million Dollars ($1,000,000); or

            (b) to accept title to the Premises without any abatement of the Consideration.

         2. In the event of the taking of a portion of the Premises that is not "material", or if a "material" portion is so taken, but CSCP elects to accept title to the Premises, Sellers shall assign and turn over to CSCP at the Closing, and CSCP shall be entitled to receive and keep, all amounts awarded or to be awarded to Sellers as the result of the taking. In either of such events,
(a) Sellers shall not, prior to Closing, settle any action or claim with respect to any eminent domain or condemnation proceeding without CSCP's prior written consent and (b) Sellers agree to cooperate with CSCP in good faith in connection with all eminent domain and condemnation proceedings including, without limitation, executing all documents and instruments necessary to allow CSCP, following the Closing, to settle all actions and claims and collect all sums in connection therewith.

         3. A "material" part of the Premises shall be deemed to have been taken by eminent domain or condemnation if (a) with respect to all of the Premises, the value of the Premises (as reasonably determined by CSCP) shall be reduced by an amount equal to or greater than One Million Dollars ($1,000,000) or (b) with respect to any individual Premises, the value of said Premises (as reasonably determined by CSCP) shall be reduced by an amount equal to or greater than One Hundred Thousand Dollars ($100,000) or (c) with respect to any individual Premises, the anchor Tenant has the right to terminate its Lease (and has not waived such right) as a result of such taking or contemplated taking or (d) as a result thereof, with respect to any individual Premises, access thereto shall be materially and adversely affected (as reasonably determined by CSCP) or the remaining available number of parking spaces shall be less than the minimum legally or contractually required. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Pending Road Widening be deemed to be material, and proceeds received in connection with the Pending Road Widening shall be paid to the applicable Seller.

         4. If, prior to the Closing Date, all or any "material" portion of the Premises is damaged or destroyed or otherwise affected by a fire or other casualty, Sellers shall notify CSCP of such fact and CSCP shall have the option (which option shall be set forth in a written notice from CSCP to Sellers given not later than thirty (30) days after receipt of Sellers' notice):

            (a) to (i) remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)) or (ii) to terminate this Agreement by written notice delivered to Sellers (in which event the Title

Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement) if, with respect to all of the Premises, the value of the Premises (as reasonably determined by CSCP) shall be reduced by an amount equal to or greater than One Million Dollars ($1,000,000); or

            (b) to accept title to the Premises in their existing condition without any abatement of the Consideration, in which event Sellers shall pay and assign to CSCP, at the Closing, all of Sellers right, title and interest in and to the insurance proceeds awarded or to be awarded to Sellers as the result of such damage or destruction and CSCP shall receive a credit for any applicable deductible under Sellers' insurance policies. In such event, (y) Sellers shall not, prior to Closing, settle any insurance claim without CSCP's prior written consent and (z) Sellers agree to cooperate with CSCP in good faith in connection with the settlement of all insurance claims including, without limitation, executing all documents and instruments necessary to allow CSCP, following the Closing, to settle and collect all sums in connection therewith.

         5. If there is damage to or destruction of a part of the Premises by fire or other casualty that is not "material", such damage or destruction shall be repaired promptly by Sellers, in which event Sellers shall receive the insurance proceeds awarded or to be awarded to Sellers as the result of such damage or destruction, and in the event the same is not repaired on or before the Closing Date, then at CSCP's option (a) the Closing shall be postponed until such repairs have been completed or (b) the reasonable cost of such repairs not covered by insurance, as estimated by a reputable third party engineer selected by Sellers and approved by CSCP (the "Engineer"), shall be credited against the Consideration.

         6. A "material" part thereof shall be deemed to have been damaged or destroyed if (a) with respect to all of the Premises, the cost (as estimated by a third party engineer acceptable to Seller and CSCP in the exercise of their reasonable discretion) of repair or replacement thereof shall be equal to or greater than One Million Dollars ($1,000,000) or (b) with respect to any individual Premises, the cost (as estimated by a third party engineer acceptable to Seller and CSCP in the exercise of their reasonable discretion) of repair or replacement thereof shall be equal to or greater than One Hundred Thousand Dollars ($100,000) or (c) with respect to any individual Premises, the anchor Tenant has the right to terminate its Lease (and has not waived such right) as a result of such damage or destruction.

         7. The parties hereto waive the provisions of any statute which provides for a different treatment or outcome in the event of a casualty or a condemnation or eminent domain proceeding including, without limitation, Section 5-1311 of the General Obligations Laws of the State of New York.

         8. The provisions of this Article shall survive the Closing.

ARTICLE XVI: Closing Costs. Sellers shall pay (v) one-half of all documentary stamp taxes, real estate transfer fees and taxes, and other state and county taxes due in connection with the sale of the Ohio and Pennsylvania Properties,
(w) all documentary stamp taxes, real estate transfer fees and taxes, and other state and county taxes due in connection with the sale of the New York

Properties and the Connecticut Properties, (x) one-half of all third party costs and expenses incurred in connection with obtaining the consents of the Existing Lenders to the Debt Assumptions, including, without limitation Existing Lenders' costs, expenses and charges, applications fees, processing fees, assumption fees, Existing Lenders' attorneys' fees, Existing Lenders' consultants' fees and Existing Lenders' title insurance fees including the cost of issuing the Lender's Policies (collectively, the "Assumption Costs"), (y) any costs of transferring Permits in connection with the transfer of the Premises, and (z) one-half of the escrow fees charged by the Title Company for acting as escrow agent. CSCP shall pay (a) one-half of all documentary stamp taxes, real estate transfer fees and taxes, and other state and county taxes due in connection with the sale of the Ohio and Pennsylvania Properties, (b) the cost of each Survey,
(c) the cost of issuing the Owner's Policies, (d) one-half of the Assumption Costs, and (e) one half of the escrow fees charged by the Title Company for acting as escrow agent. Any other closing costs shall be allocated in accordance with local custom. Except as expressly provided in this Agreement, Sellers and CSCP shall pay their respective legal, consulting, and other professional fees and expenses incurred in connection with this Agreement and the transaction contemplated hereby and their respective shares of prorations as herein provided. The provisions of this Article shall survive the Closing or a termination of this Agreement.

ARTICLE XVII: Sellers' Defaults.

         1. IF THE TRANSACTIONS HEREIN PROVIDED WITH RESPECT TO ANY OR ALL OF THE PROPERTIES SHALL NOT CLOSE BY REASON OF ANY SELLER'S BREACH OR DEFAULT UNDER THIS AGREEMENT, THEN CSCP SHALL HAVE, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE, AS ITS EXCLUSIVE REMEDIES THE RIGHT TO EITHER (A) TERMINATE THIS AGREEMENT AND RECEIVE PAYMENT OF CSCP'S REIMBURSABLE DUE DILIGENCE EXPENSES (AS HEREINAFTER DEFINED) FROM SELLERS (IN WHICH EVENT THE REQUIRED DEPOSIT SHALL BE RETURNED TO CSCP, AND, FOLLOWING THE RETURN OF SUCH REQUIRED DEPOSIT AND THE PAYMENT TO CSCP OF CSCP'S REIMBURSABLE DUE DILIGENCE EXPENSES, NO PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO ANY OTHER PARTY HERETO EXCEPT WITH RESPECT TO THOSE PROVISIONS OF THIS AGREEMENT WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT), OR (B) SPECIFICALLY ENFORCE THIS AGREEMENT OR SEEK INJUNCTIVE RELIEF, OR (C) IF BY REASON OF (1) ONE OR MORE SELLERS HAVING CONVEYED SUCH SELLER'S INTEREST IN THE PROPERTY TO A PARTY OTHER THAN CSCP OR
(2) ONE OR MORE SELLERS HAVING GRANTED AN OPTION TO PURCHASE SUCH SELLER'S INTEREST IN THE PROPERTY TO A PARTY OTHER THAN CSCP, THE REMEDY OF SPECIFIC PERFORMANCE IS UNAVAILABLE TO CSCP, THEN, IN SUCH CASE, SUE FOR ACTUAL DAMAGES. AS USED HEREIN, "CSCP'S REIMBURSABLE DUE DILIGENCE EXPENSES" SHALL MEAN ALL THIRD PARTY COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY CSCP IN CONNECTION WITH THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT, CSCP'S INVESTIGATIONS AND THE ENFORCEMENT OF THIS AGREEMENT IN AN AGGREGATE AMOUNT NOT TO EXCEED $250,000.

         2. CSCP may only exercise the remedies set forth in this Article following (y) delivery of written notice to Sellers of the default or breach

(which notice shall contain, in reasonable detail, the nature of the default or breach) and (z) Sellers' failure to cure such default or breach by the applicable Scheduled Closing Date; provided, however, that if CSCP shall seek specific performance or injunctive relief, CSCP may exercise the remedies set forth in this Article without giving such notice or providing for such cure period.

ARTICLE XVIII: CSCP Defaults.

         1. IF THE TRANSACTIONS HEREIN PROVIDED WITH RESPECT TO ANY OR ALL OF THE PROPERTIES SHALL NOT CLOSE BY REASON OF CSCP'S BREACH OR DEFAULT UNDER THIS AGREEMENT, THEN SELLERS SHALL HAVE, AS THEIR EXCLUSIVE REMEDY, THE RIGHT TO TERMINATE THIS AGREEMENT AND TO RETAIN THE REQUIRED DEPOSIT AS LIQUIDATED DAMAGES, AND FOLLOWING SUCH TERMINATION NO PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO ANY OTHER PARTY HERETO EXCEPT WITH RESPECT TO THOSE PROVISIONS OF THIS AGREEMENT WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLERS WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PREMISES WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLERS CAUSED BY THE BREACH BY CSCP UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLERS SHOULD RECEIVE AS A RESULT OF CSCP'S DEFAULT. IN NO EVENT SHALL CSCP BE LIABLE FOR LOST OR ANTICIPATED PROFITS OR ANY OTHER DAMAGES OTHER THAN THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS ARTICLE.

         2. Sellers may only exercise the remedy set forth in this Article following (y) delivery of written notice to CSCP of the default or breach (which notice shall contain, in reasonable detail, the nature of the default or breach) and (z) CSCP's failure to cure such default or breach by the Scheduled Closing Date.

ARTICLE XIX: Notices. Subject to the terms of Section 2(b) of Article IX and
Section 1(a) of Article XX, all notices, requests or other communications which may be or are required to be given, served or sent by either party hereto to the other shall be deemed to have been properly given, if in writing and shall be deemed received (a) upon delivery, if delivered in person or by facsimile transmission, with receipt thereof confirmed by printed facsimile acknowledgment (with a confirmation copy delivered in person or by overnight delivery), (b) one
(1) Business Day after having been deposited for next day overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and in each case, addressed as follows:

                             To CSCP:

                             Cedar Shopping Centers, Inc.
                             44 South Bayles Avenue
                             Port Washington, New York 11050
                             Attention: Leo S. Ullman
                             Facsimile: (516) 767-6497
                             Telephone: (516) 944-4525
                             With a copy to:

                             Stroock & Stroock & Lavan LLP
                             180 Maiden Lane
                             New York, New York  10038-4982
                             Attention:  Steven P. Moskowitz, Esq.
                             Facsimile:  (212) 806-6006
                             Telephone:  (212) 806-5899

                             To Sellers:

                             c/o Giltz & Associates, Inc.
                             4835 Munson Street N.W.
                             Canton, Ohio 44718
                             Attention: Timothy R. Muckley, Esq.
                             Facsimile: (330) 494-6005
                             Telephone: (330) 494-6688

                             With a Copy To:

                             Baker & Hostetler
                             3200 National City Center
                             1900 East 9th Street
                             Cleveland, Ohio 44114
                             Attention:  Albert T. Adams, Esq.
                             Facsimile:  (216) 696-0740
                             Telephone:  (216) 861-7499

ARTICLE XX: Development Properties.

         1. (a) During the period (the "Development Period") commencing on the date hereof and ending on the Development Period Expiration Date, Sellers of the Development Properties ("Development Sellers") shall, at Development Sellers' cost and expense, diligently and continuously prosecute the performance of the Development Work and the lease-up of the Development Premises; provided, however, that Development Sellers shall not enter into Leases of the Development Premises (i) covering four thousand (4,000) square feet or less, other than in accordance with Sellers' ordinary conduct of business as presently conducted, or
(ii) covering more than four thousand (4,000) square feet, in each instance without CSCP's prior written consent. Any Leases entered into for which CSCP's consent is required pursuant to this paragraph (a) shall be written on the Standard Lease Form. CSCP shall approve or disapprove a proposed Lease pursuant to this paragraph (a) promptly following CSCP's receipt of (x) the fully negotiated Lease between a Seller and a proposed Tenant, and (y) financial information concerning the proposed Tenant. At Sellers' election, each proposed Lease and financial information delivered to CSCP in connection with a request for CSCP's consent thereto may be accompanied by a Lease Transmittal Letter which shall request CSCP's consent to said Lease and shall contain the First Lease Transmittal Letter Statement in bold, capital letters. Provided that the proposed Lease and accompanying financial information shall have been submitted to CSCP together with the Lease Transmittal Letter, if CSCP shall fail to so respond to the applicable Seller within said 10-day period (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), and also shall have failed to so respond to the applicable Seller within three (3) Business Days after said Seller shall have sent CSCP the second Lease Transmittal Letter (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), then CSCP shall be deemed to have consented to the proposed Lease. The second Lease Transmittal Letter shall state, in bold, capital letters, the Second Lease Transmittal Letter Statement.

            (b) As used in this Agreement, the term "Development Work" shall mean the design, planning and construction of one or more buildings on the Development Premises in accordance with the Development Plans and Specifications (or, to the extent plans and specifications have not been finalized, pursuant to plans and specifications approved by CSCP, such approval not to be unreasonably withheld). The Development Plans and Specifications shall not be modified without the prior written consent of CSCP; provided, however, that Sellers shall have the right to make "field changes", provided that such field changes do not
(i) adversely affect the value, use, or financeability of the Development Premises (other than to an immaterial extent), (ii) constitute a downgrading of the quality of the materials, equipment or systems (other than to an immaterial extent), (iii) affect the design or appearance of the Premises (other than to an immaterial extent), (iv) constitute a change in the scope of work from that contemplated by the Development Plans and Specifications or (v) violate any Law or the terms of any financing documents secured by the Development Premises or the terms of any easement, covenant, condition or restriction encumbering the Development Premises or any Lease covering all or any portion of the Development Premises.

         2. Sellers shall not amend or modify in any material respect the Development Contracts (as hereinafter defined) without the prior written consent of CSCP and any new Development Contract entered into after the date of this Agreement shall be subject to the prior approval of CSCP, said approval not to be unreasonably withheld. Each Development Contract shall permit the assignment of Sellers' rights under such Development Agreement to CSCP. As used herein, "Development Contracts" means contracts and consultant agreements entered into in connection with the Development Work, including, without limitation, each agreement between a Development Seller and each architect for the Development Work and agreements with contractors for the Development Work.

         3. (a) Sellers shall notify CSCP in writing (the "Completion Notice") that Completion of a Development Property will occur on the date specified in the Completion Notice, and CSCP and representatives of Sellers shall, promptly thereafter at a mutually acceptable time, perform a walk-through and inspection of the Development Premises to determine if Completion has occurred. The date on which Completion of a Development Property shall actually occur, as agreed to by CSCP and Sellers, is referred to herein as the "Completion Date".

            (b) As used in this Agreement, the term "Completion" shall mean that the Development Work (other than the portions thereof that are subject to tenant build-out) has been completed (including all "punch list" items, including those identified by CSCP during the walk-through following issuance of the Completion Notice) in a good, workmanlike and lien-free manner in accordance with the Development Plans and Specifications, all Laws, the terms of any financing documents secured by the applicable Development Premises, and the terms of any easement, covenant, condition or restriction encumbering the applicable Development Premises, and any Lease covering all or any portion of the applicable Development Premises (including, without limitation, all equipment and systems contemplated by the Development Plans and Specifications being in good working order), and receipt by CSCP of (i) a certification of "final completion", in form and substance reasonably satisfactory to CSCP executed by each of Development Sellers and the architect for said Development Premises;
(ii) copies of all certificates and approvals of all applicable Governmental Authorities required for the full, unrestricted use and occupancy of the improvements on the Development Premises for its intended purpose, including, without limitation, certificate(s) of occupancy and certificates of inspection for such systems and installations (as applicable), elevators, moving stairs and walks, mechanical systems, plumbing systems, fire protection and electrical systems; (iii) final waivers of lien, in form and substance reasonably satisfactory to CSCP, from all contractors, subcontractors and materialmen who shall have furnished materials or supplies or performed work or services in connection with the Development Work and (iv) confirmation of all of the foregoing from CSCP's construction consultant.

         4. It shall be a condition precedent to CSCP's obligation to acquire a Development Property that the Stabilization Date with respect to such Development Property shall have occurred prior to the Development Period Expiration Date. As and when the Stabilization Date with respect to a Development Property occurs, the applicable Development Seller shall deliver written notice thereof to CSCP, which notice shall be accompanied by a certificate in the form attached hereto as EXHIBIT EE from each Development Unit Holder. The date of delivery of said notice and certificate with respect to a Development Property is referred to herein as the "Stabilization Confirmation Date" with respect to said Development Property. In the event that the Stabilization Date with respect to a Development Property shall not occur prior to the Development Period Expiration Date, CSCP shall have the option, exercisable in the sole and absolute discretion of CSCP, to elect to acquire said Development Property, notwithstanding that the Stabilization Date shall not yet have occurred. Said election shall be exercised by the delivery of written notice (the "Development Property Election Notice") by CSCP to the applicable Development Sellers within fifteen (15) days after the Development Period Expiration Date. The actual date on which said written notice shall be delivered is referred to herein as the "Development Property Election Date". In the event that CSCP shall fail to deliver the Development Property Election Notice with respect to a particular Development Property prior to the expiration of said 15-day period, CSCP shall be deemed to have elected not to acquire said Development Property, and CSCP's right and obligation to acquire said Development Property pursuant to the terms of this Agreement (as opposed to any other agreement) shall be null and void.

         5. In the event that during the period (the "Development Lease-up Period") commencing on the Development Closing Date with respect to a

Development Property and ending on the later to occur of (x) the first (1st) anniversary of the Development Closing Date with respect to such Development Property and (y) the second (2nd) anniversary of the Stabilized Closing Date,
(i) a prospective Tenant shall execute a Lease (a "Qualifying Development Lease") with respect to any previously unleased portion of such Development Property (the "Vacant Development Space") and (ii) such Tenant shall take occupancy and commence the ordinary conduct of business and (iii) such Tenant shall commence the regularly scheduled payment of rent, then, in such case, within thirty (30) days following the satisfaction of the foregoing conditions, provided that each Development Unit Holder shall have executed a certificate in the form attached hereto as EXHIBIT EE within said 30-day period, CSCP shall, subject to the provisions of paragraph (c) of Article II above, (A) issue to each Development Unit Holder Common Units which will be convertible on a one-for-one basis into common stock of Cedar, will be individually valued at Development Earn-out Market Value and will have an aggregate value in an amount equal to the Applicable Percentage of the Development Lease Value for the Vacant Development Space that is the subject of said Lease, and (B) if the Applicable Percentage shall be less than one hundred percent (100%), pay cash in immediately available funds in an amount equal to (X) the Development Lease Value, less (Y) the amount payable pursuant to clause (A) of this Section 5.

         6. With respect to those Development Properties purchased by CSCP, Development Sellers shall warrant the design and construction of the Development Work (including latent defects) for a period of one (1) year from the date of Completion of such Development Work.

         7. The provisions of this Article shall survive the Closing.

ARTICLE XXI: Vacancies.

         1. In the event that during the period (the "Leasing Period") commencing on the Stabilized Closing Date and ending on the second (2nd) anniversary of the Stabilized Closing Date, (i) a prospective Tenant shall execute a Lease (a "Stabilized Qualifying Lease") with respect to any Vacant Stabilized Space and (ii) such Tenant shall take occupancy and commence the ordinary conduct of business and (iii) such Tenant shall commence the regularly scheduled payment of rent, then, in such case, within thirty (30) days following the satisfaction of the foregoing conditions, provided that each Stabilized Unit Holder shall have executed a certificate in the form attached hereto as EXHIBIT EE within said 30-day period, CSCP shall, (A) subject to paragraph (c) of
Article II above, issue to each Stabilized Unit Holder Common Units which will be convertible on a one-for-one basis into common stock of Cedar, will be individually valued at Vacancy Market Value and will have an aggregate value in an amount equal to the Applicable Percentage of the Stabilized Lease Value for the Vacant Stabilized Space that is the subject of said Lease, and (B) if the Applicable Percentage shall be less than one hundred percent (100%), pay cash in immediately available funds in an amount equal to (X) the Stabilized Lease Value, less (Y) the amount payable pursuant to clause (A) of this Section 1.

         2. As used herein, "Vacant Stabilized Spaces" shall mean those previously unleased portions of the Stabilized Premises identified on EXHIBIT JJ attached hereto and made a part hereof.

         3. The provisions of this Article XXI shall survive the Closing.

ARTICLE XXII: Purchase Options.

         1. Sellers shall use commercially reasonable efforts, at Sellers' cost and expense, to obtain, in accordance with the applicable Leases, written waivers with respect to the acquisition contemplated by this Agreement (each, a "Purchase Option Waiver") from each Purchase Option Tenant with respect to each Purchase Option possessed by said Purchase Option Tenant. If and to the extent said Purchase Option Tenant's Lease sets forth the form of said Purchase Option Waiver and the substance to be contained therein, said Purchase Option Waiver shall be consistent with the terms of said Lease.

         2. It shall be a condition precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to the Stabilized Property that CSCP shall receive either (i) a Purchase Option Waiver from each Purchase Option Tenant with respect to each Purchase Option consistent with the terms of each Purchase Option Tenant's Lease, or (ii) with respect to those Leases that deem a Purchase Option waived provided the Purchase Option Tenant shall fail to exercise said Purchase Option within a defined period of time, (A) evidence acceptable to CSCP that any notices with respect to the Purchase Option shall have been properly given by Sellers in accordance with the terms of the applicable Lease, and (B) evidence acceptable to CSCP that the period of time required to lapse in order for the Purchase Option to be deemed waived to pursuant to the Purchase Option Tenant's Lease shall have lapsed and (C) a certification from the applicable Seller that the Purchase Option has been validly and irrevocably waived with respect to the acquisition contemplated by this Agreement. If, on or before the Scheduled Stabilized Closing Date, the condition set forth in the immediately preceding sentence is not satisfied with respect to one or more Purchase Option Properties (or waived in writing by CSCP), then CSCP shall have the right, exercisable by delivery of written notice to Sellers, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration, and a payment from Sellers in the amount of $15,000 per Premises so removed (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP, and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)); provided, however, that in the event that CSCP shall elect to terminate this Agreement pursuant to this Section 2 and Sellers shall fail to satisfy either clauses (i) or (ii) with respect to more than five (5) Stabilized Premises, then, in addition to the Title Company returning to CSCP the Required Deposit, simultaneously with the termination of this Agreement, Sellers shall pay CSCP's Reimbursable Due Diligence Expenses to CSCP.

ARTICLE XXIII: Subdivisions.

         1. Sellers have advised CSCP that (i) (x) the Stabilized Property located in Lodi, Ohio and owned by One Lodi Company, LLC (the "Lodi Property") is currently in the process of being subdivided into separate tax lots in accordance with the subdivision plans attached hereto as EXHIBIT NN-1 (said subdivision, the "Lodi Subdivision"), and (y) the portion of the Lodi Property indicated with cross-hatching on said EXHIBIT NN-1 (the "Conveyed Lodi Property") is intended to be conveyed to CSCP, and (z) Sellers intend to dedicate the balance of the Lodi Property (the "Retained Lodi Property") to the City of Lodi to be developed by the City of Lodi into a park, (ii) (x) the Gahanna Property is currently in the process of being subdivided into separate tax lots in accordance with the subdivision plans attached hereto as EXHIBIT NN-2 (said subdivision, the "Gahanna Subdivision"), (y) only the portion of the Gahanna Property indicated with cross-hatching on said EXHIBIT NN-2 (the "Conveyed Gahanna Property") is intended to be conveyed to CSCP, and (z) the balance of the Gahanna Property (the "Retained Gahanna Property") shall be an Adjacent Property (as defined in the Future Properties Agreement), and (iii) (w) the Mason Property is currently in the process of being subdivided into separate tax lots in accordance with the subdivision plans attached hereto as EXHIBIT NN-3 (said subdivision, the "Mason Subdivision"), (x) only the portion of the Mason Property indicated with cross-hatching on said EXHIBIT NN-3 (the "Conveyed Mason Property") is intended to be conveyed to CSCP, (y) the portions of the Mason Property indicated with shading on said EXHIBIT NN-3 are either under contract to purchase or option to purchase by a third party (said contract and option, collectively, the "Mason Contracts"), and (z) the remaining unshaded portion of the Mason Property shall be an Adjacent Property (the property described in the foregoing clauses (y) and (z) is referred to herein as the "Retained Mason Property").

         2. (a) Sellers shall use best efforts, at Sellers' cost and expense, to cause (i) the Gahanna Subdivision to be completed on or prior to the Completion of the Development Work with respect to the Gahanna Property, and (ii) the Existing Lender holding a loan secured by a mortgage on the Gahanna Property to issue a written release (the "Gahanna Release") in recordable form satisfactory to the Title Company and otherwise satisfactory to CSCP releasing the Retained Gahanna Property from the lien of said mortgage and removing the Retained Gahanna Property (and any references thereto) from the other loan documents evidencing, securing and/or relating to said loan. It shall be a condition to the Development Closing Date with respect the Conveyed Gahanna Property that the conditions set forth in this Section 2 (the "Gahanna Conditions") shall have been satisfied. In the event that the Gahanna Conditions have not been satisfied prior to the Scheduled Development Closing Date with respect to the Conveyed Gahanna Property, CSCP shall have the right, at its option, to remove the Conveyed Gahanna Property from the Premises being conveyed pursuant to this Agreement.

            (b) In the event that CSCP shall not elect to remove the Conveyed Gahanna Property from the Premises being conveyed pursuant to this Agreement, then the Gahanna Property shall, subject to the remaining terms of this Section 2, nonetheless be conveyed to CSCP (or its nominee or designee); provided, however, that from and after the Development Closing Date with respect to the Gahanna Property, (i) Sellers shall continue to prosecute at Sellers' cost and expense the completion of the Gahanna Conditions, (ii) Sellers and CSCP shall, at no cost or expense to CSCP, cooperate with each other and execute, acknowledge and deliver any further act, document or assurance as shall be necessary in order to prosecute the completion of the Gahanna Conditions, (iii) until such time as the Gahanna Subdivision shall have been completed, Sellers shall pay to CSCP, at least thirty (30) days prior to the same are due, the real estate taxes relating to the Retained Gahanna Property, and CSCP shall pay to the applicable taxing authority the real estate taxes relating to the entire Gahanna Property, it being agreed that the amount of the real estate taxes relating to the Retained Gahanna Property shall be mutually agreed upon by

Sellers and CSCP, or, in the absence of such agreement, such amount shall be based on the acreage of the Retained Gahanna Property as compared to the acreage of the entire Gahanna Property and (iv) Sellers shall be responsible for all obligations and liabilities with respect to the Retained Gahanna Property. The provisions of this Section 2(b) shall survive the Closing with respect to the Gahanna Property.

         3. (a) Sellers shall use best efforts, at Sellers' cost and expense, to cause (i) the Mason Subdivision to be completed on or prior to the Completion of the Development Work with respect to the Mason Property, and (ii) the Existing Lender holding a loan secured by a mortgage on the Mason Property to issue a written release (the "Mason Release") in recordable form satisfactory to the Title Company and otherwise satisfactory to CSCP releasing the Retained Mason Property from the lien of said mortgage and removing the Retained Mason Property (and any references thereto) from the other loan documents evidencing, securing and/or relating to said loan. It shall be a condition to the Development Closing Date with respect the Conveyed Mason Property that the conditions set forth in this Section 3 (the "Mason Conditions") shall have been satisfied. In the event that the Mason Conditions shall not have been satisfied prior to the Scheduled Development Closing Date with respect to the Conveyed Mason Property, CSCP shall have the right, at its option, to remove the Conveyed Mason Property from the Premises being conveyed pursuant to this Agreement.

            (b) In the event that CSCP shall not elect to remove the Conveyed Mason Property from the Premises being conveyed pursuant to this Agreement, then the Mason Property shall, subject to the remaining terms of this Section 3, nonetheless be conveyed to CSCP (or its nominee or designee); provided, however, that from and after the Development Closing Date with respect to the Mason Property, (i) Sellers shall continue to prosecute at Sellers' cost and expense the completion of the Mason Conditions, (ii) Sellers and CSCP shall, at no cost or expense to CSCP, cooperate with each other and execute, acknowledge and deliver any further act, document or assurance as shall be necessary in order to prosecute the completion of the Mason Conditions, (iii) until such time as the Mason Subdivision shall have been completed, Sellers shall pay to CSCP, at least thirty (30) days prior to the same are due, the real estate taxes relating to the Retained Mason Property, and CSCP shall pay to the applicable taxing authority the real estate taxes relating to the entire Mason Property, it being agreed that the amount of the real estate taxes relating to the Retained Mason Property shall be mutually agreed upon by Sellers and CSCP, or, in the absence of such agreement, such amount shall be based on the acreage of the Retained Mason Property as compared to the acreage of the entire Mason Property; provided, further, however, that, contemporaneously with the conveyance of the Mason Property to CSCP (or its nominee or designee), the Seller that is the owner of the Mason Property (the "Mason Seller") and CSCP shall enter into a mutually satisfactory agreement whereby the Mason Seller shall retain all benefits and all obligations and liabilities under the Mason Contracts and (iv) Sellers shall be responsible for all obligations and liabilities with respect to the Retained Mason Property. The provisions of this Section 3(b) shall survive the Closing with respect to the Mason Property.

         4. Sellers shall use best efforts, at Sellers' cost and expense, to cause, on or before the Scheduled Stabilized Closing Date (a) the Lodi Subdivision to be completed, and (b) the Existing Lender holding a loan secured by a mortgage on the Lodi Property to issue a written release (the "Lodi Release") in recordable form satisfactory to the Title Company and otherwise satisfactory to CSCP releasing the Retained Lodi Property from the lien of said mortgage and removing the Retained Lodi Property (and any references thereto) from the other loan documents evidencing, securing and/or relating to said loan. In the event that the conditions set forth in the immediately preceding sentence (the "Lodi Conditions") shall not be completed prior to the Stabilized Closing Date, the Lodi Property shall, subject to the remaining terms of this Section 4, nonetheless be conveyed to CSCP (or its designee) on the Stabilized Closing Date; provided, however, that, from and after the Stabilized Closing Date, (i) Sellers shall continue to prosecute at Sellers' cost and expense the completion of the Lodi Conditions, (ii) Sellers and CSCP shall, at no cost or expense to CSCP, cooperate with each other and execute, acknowledge and deliver any further act, document or assurance as shall be necessary in order to prosecute the completion of the Lodi Conditions, (iii) until such time as the Lodi Subdivision shall have been completed, Sellers shall pay to CSCP, at least thirty (30) days prior to the same are due, the real estate taxes relating to the Retained Lodi Property, and CSCP shall pay to the applicable taxing authority the real estate taxes relating to the entire Lodi Property, it being agreed that the amount of the real estate taxes relating to the Retained Lodi Property shall be mutually agreed upon by Sellers and CSCP, or, in the absence of such agreement, such amount shall be based on the acreage of the Retained Lodi Property as compared to the acreage of the entire Lodi Property and (iv) Sellers shall be responsible for all obligations and liabilities with respect to the Retained Lodi Property. The provisions of this Section 4 shall survive the Closing.

         ARTICLE XXIV: Tenant Improvements.

         1. Sellers have advised CSCP that the Tenant spaces (the "TI Spaces") indicated on EXHIBIT L-1 attached hereto and made a part hereto are currently under construction (the "TI Work"). Following the Stabilized Closing Date, CSCP shall grant to the applicable Sellers (the "TI Sellers") that own the Stabilized Properties in which the TI Spaces are located (the "TI Properties"), their contractors, subcontractors, suppliers, agents and representatives (collectively, "Contractors"), a license for performance of the TI Work pursuant to this Section 1, including the right to enter onto the TI Properties and to perform the TI Work, which license may be revoked by CSCP if (x) Sellers shall be in default under any term, covenant or condition of this Article XXIV, or (y) CSCP shall exercise its right to perform the TI Work as set forth in Section 4 below. TI Sellers shall, at TI Sellers' cost and expense, diligently and continuously prosecute the performance of the TI Work in accordance with the terms of the Leases covering the TI Spaces. In the performance of the TI Work:

            (a) TI Sellers shall, at TI Sellers' cost and expense, at all times comply (and cause all Contractors to comply) with all applicable trade standards and all applicable Laws having jurisdiction over the TI Work, as well as all necessary safety, health and environmental protection measures. TI Sellers shall, at TI Sellers' cost and expense, establish and implement all safety, health and environmental protection measures during performance of the TI Work, consistent with the requirements of the applicable Laws (which shall include, without limitation, the erection and maintenance of all reasonable safeguards and the posting of danger signs and other warnings against hazards).

            (b) TI Sellers shall, at TI Sellers' cost and expense, at all times comply with all requirements of the Existing Lenders with respect to such TI Spaces (including, without limitation, any requirements by said Existing Lenders that security be posted during the performance of the TI Work, regardless of whether such security is in the form of cash, securities, bonds or letters of credit), and CSCP shall cooperate with TI Sellers in this regard.

            (c) The TI Work shall be performed in a manner which does not unreasonably interfere with the ordinary conduct of business at the applicable Premises by CSCP or its tenants or their employees, guests or invitees.

            (d) In performing the TI Work, TI Sellers shall use labor compatible with the labor performing other work on the applicable Premises and shall not damage, injure, interfere with or delay the completion of any other work on the applicable Premises and shall not create any work stoppage, picketing, labor disruption or dispute on the applicable Premises. In addition, all Contractors shall be appropriately licensed.

            (e) (i) TI Sellers shall pay when due all costs, expenses and charges incurred in connection with the TI Work (including, without, limitation, application fees, attorneys' fees, consultants' fees, permitting fees, processing fees and construction costs), so that the applicable Premises shall at all times be free of liens for services, labor and materials supplied or claimed to have been supplied to or in connection with the applicable Premises arising from or in connection with the TI Work by TI Sellers, any Contractor, or anyone claiming by, through or under any TI Seller or any Contractor. Notwithstanding the foregoing, if a lien shall be filed against all or any portion of the applicable Premises arising from or in connection with the TI Work, TI Sellers shall cause such lien to be removed of record by payment, bonding or otherwise, at TI Sellers' cost and expense, within thirty (30) days after the filing of such lien.

                  (ii) If any lien required to be removed at TI Sellers' sole cost and expense pursuant to clause (i) above is not removed of record as aforesaid, CSCP shall have the right to take such action as CSCP shall deem appropriate (which shall include the right to cause such lien to be removed of record), and in such event, all costs and expenses incurred by CSCP in connection therewith (including, without limitation, premiums for any bond furnished in connection therewith, and reasonable attorneys' fees and disbursements), shall be paid by TI Sellers to CSCP on demand.

            (f) TI Sellers shall maintain (or cause the Contractors to maintain) at all times when any work is in process in connection with the TI Work: (i) workmen's compensation insurance covering all persons employed in connection with the performance of the TI Work and with respect to whom death or bodily injury claims could be asserted against CSCP or the applicable Premises, (ii) general liability and property damage insurance, and (iii) insurance covering all risks generally related to construction and which would be reasonably required for similar construction, written on a so-called builder's risk completed value form on a non-reporting basis, including permission to occupy the applicable Premises, and with an agreed amount endorsement waiving coinsurance provisions for the benefit of CSCP. All of the foregoing insurance shall name as named insureds CSCP, all applicable lenders and such additional entities designated by CSCP (collectively, the "CSCP Insured Parties") and shall contain limits which would be reasonably required for similar construction and approved by CSCP, such approval not to be unreasonably withheld, conditioned or delayed. The insurance required pursuant to clause (iii) above shall be written in a manner so as to provide that the insurance company waives all rights of recovery by way of subrogation against the CSCP Insured Parties in connection with any loss or damage covered by any such policy, and TI Sellers release the CSCP Insured Parties from any liability for any loss covered by any such policy even if due to the negligence of any of the CSCP Insured Parties.

         2. The plans and specifications for the TI Work (the "TI Plans and Specifications") shall not be modified without the prior written consent of CSCP and, if required by the terms of the applicable Lease or the applicable loan, the Tenant under said Lease and the applicable lender; provided, however, that TI Sellers shall have the right to make "field changes", provided that such field changes (i) are permitted under the terms of the applicable Lease, or, if not permitted, the applicable Tenant shall have consented thereto, and (ii) do not (A) adversely affect the value, use, or financeability of the TI Properties (other than to an immaterial extent), (B) constitute a downgrading of the quality of the materials, equipment or systems (other than to an immaterial extent), (C) affect the design or appearance of the TI Properties (other than to an immaterial extent), (D) constitute a change in the scope of work from that contemplated by the TI Plans and Specifications or (E) violate any Law or the terms of any financing documents secured by the TI Properties or the terms of any easement, covenant, condition or restriction encumbering the TI Properties or any Lease covering all or any portion of the TI Properties.

         3. Sellers shall not amend or modify in any material respect the TI Contracts (as hereinafter defined) without the prior written consent of CSCP and, if required by the terms of the applicable Lease or financing, the Tenant under said Lease or lender, and any new TI Contract entered into after the date of this Agreement shall be subject to the prior approval of CSCP, said approval not to be unreasonably withheld, and, if required by the terms of the applicable Lease or financing, the Tenant under said Lease or lender. Each TI Contract shall permit the assignment of Sellers' rights under such Development Agreement to CSCP. As used herein, "TI Contracts" means contracts and consultant agreements entered into in connection with the TI Work, including, without limitation, each agreement between a TI Seller and each architect for the TI Work and agreements with contractors for the TI Work.

         4. In the event that CSCP or its consultant shall deliver written notice to the Title Company that, in CSCP's reasonable judgment, the TI Work allocable to a TI Space cannot be completed by the Scheduled TI Completion Date, CSCP shall have the right to perform said TI Work and the Title Company shall release to CSCP, from time to time upon request, from the portion of the Stabilized Holdback allocable to the applicable premises, amounts necessary to pay all costs and expenses incurred by CSCP to complete the TI Work. In the event that CSCP shall exercise its right to perform said TI Work, CSCP shall endeavor to perform said TI Work in a diligent manner.

         5. As used herein, the term "TI Completion Date" shall mean the date on which the TI Work has been completed (including all "punch list" items) in a good, workmanlike and lien-free manner, as evidenced by (i) delivery to CSCP of lien waivers from all parties who have furnished materials or supplies or performed work or services with respect to such TI Work, and (ii) the Tenant of such TI Space having taken occupancy of such TI Space and having delivered to CSCP written acceptance of the TI Space.

         6. In the event the TI Completion Date with respect to any TI Work shall have occurred prior to the Stabilized Closing Date, Sellers and CSCP shall update EXHIBIT L-1 and EXHIBIT L-2 as of the Stabilized Closing Date to move those Tenants with respect to which the TI Completion Date shall have occurred from EXHIBIT L-1 to EXHIBIT L-2 and make such other modifications to said exhibits consistent with the foregoing.

         7. The provisions of this Article XXIV shall survive the Closing.

ARTICLE XXV: Indemnification.

         1. To induce CSCP to enter into this Agreement, Seller Indemnitors (as hereinafter defined) have agreed to execute this Agreement solely for the purposes of agreeing to the terms of this Article. Seller Indemnitors acknowledge that they are principals in Sellers and will receive substantial economic and other benefits from the execution and delivery of this Agreement by CSCP and the consummation of the transaction contemplated by this Agreement.

         2. Each Seller (with respect to its Property and its acts or omissions only), Dave Thomas (with respect to each Seller and each Property in which he owns an interest, directly or indirectly, or is affiliated), Dan Giltz (with respect to all of the Sellers and all of the Properties), Harry W. Giltz II (with respect to all of the Sellers and all of the Properties), Harry W. Giltz III (with respect to all of the Sellers and all of the Properties), and Grant Giltz (with respect to all of the Sellers and all of the Properties) (collectively, "Seller Indemnitors"), by execution of this Agreement, hereby agree, on a joint and several basis, to indemnify, defend and hold harmless CSCP, CSCP's nominees and/or designees, and each of CSCP's and CSCP's nominees' and/or designees' direct and indirect members, partners, shareholders, principals, officers, directors and employees (collectively, the "CSCP Parties" and each, individually, a "CSCP Party") from and against any and all loss, claims, damages, liabilities, fees, fines, costs and expenses (including reasonable attorney's fees and disbursements), and actions with respect thereto, regardless of whether foreseeable, unforeseeable, past, present or future (collectively, "Claims"), asserted against, incurred or suffered by any CSCP Party in connection with, related to or arising from (i) the untruth or inaccuracy in any material respect of any of the representations or warranties made by Sellers in this Agreement or in any documents or instrument executed in connection herewith, or (ii) liens for services, labor and materials supplied or claimed to have been supplied to or in connection with the Premises arising from or in connection with any work performed by or on behalf of, or materials or services provided to or on behalf of, any Seller including, without limitation, the Development Work, the Gahanna Subdivision, the Mason Subdivision, the Lodi Subdivision or the TI Work, or (iii) the ownership of the Retained Lodi Property, or (iv) if CSCP shall elect to purchase the Gahanna Property prior to the satisfaction of the Gahanna Conditions, the ownership of the Retained Gahanna Property, or (v) if CSCP shall elect to purchase the Mason Property prior to the satisfaction of the Mason Conditions, the ownership of the Retained Mason Property, or (vi) any defects in the design and/or construction of the Development Work including latent defects (but only if a Claim is asserted against, incurred or suffered by an CSCP Party by the first (1st) anniversary of the date of Completion of such Development Work), or (vii) any defects in the design and/or construction of the TI Work including latent defects (but only if a Claim is asserted against, incurred or suffered by any CSCP Party by the first
(1st) anniversary of the TI Completion Date with respect to such TI Work) or
(viii) the failure to obtain an irrevocable waiver of each Purchase Option with respect to the transfer contemplated by this Agreement; provided, however, that if any of Sellers' representations and warranties set forth herein shall not be true and correct in all material respects, and CSCP shall have actual knowledge thereof prior to Closing, and CSCP shall thereafter acquire title to the concerned Property, then CSCP shall thereafter have no right to indemnification hereunder by reason of any such misrepresentation (the right to such indemnification being expressly and voluntarily waived by each CSCP Party following and upon advice of counsel); and provided further that if any of Sellers' representations and warranties set forth herein shall not be true and correct in all material respects, and CSCP shall first have actual knowledge of such default after the Closing, then the CSCP Parties shall have the right to indemnification from the Seller Indemnitors if and only if the CSCP Parties' aggregate actual damages for all such representations and warranties are in excess of $100,000 (in which event Seller Indemnitors shall be responsible from the first dollar); and provided further that in no event shall the aggregate liability of the Seller Indemnitors with respect to any Property exceed the Consideration paid for such Property.

         3. In the event that CSCP shall be entitled to the payment of (i) damages pursuant to Section 1 of Article XVII above, or (ii) CSCP's Reimbursable Due Diligence Expenses pursuant to the Section 1 of Article XVII above or
Section 2 of Article XXII above, Dan Giltz, Harry W. Giltz II, Harry W. Giltz III, Grant Giltz, and Dave Thomas (but, solely with respect to Dave Thomas, if the damages or Reimbursable Due Diligence Expenses arise out of or in connection with the acts or omissions of a Seller, or relate to a Property, in which he owns an interest, directly or indirectly, or is affiliated), by execution of this Agreement, hereby agree, on a joint and several basis, to guarantee the prompt payment of said amounts to CSCP. The guarantee is a guarantee of payment and performance and not of collection. In connection with such guarantee, each guarantor hereby waives any and all (i) defenses, offsets, counterclaims, demands, protests, presentments and notices of every kind and nature, and (ii) legal requirements that CSCP institute any action or proceeding at law or in equity against any Seller or any other Person.

         4. The provisions of this Article shall survive the Closing or an earlier termination of this Agreement.

ARTICLE XXVI: Tax Proceedings. Sellers represent that no proceedings for the correction of the assessed valuation of the Premises (the "Proceedings") have been filed on any Seller's behalf and are pending, other than as set forth in EXHIBIT KK attached hereto and made a part hereof. Neither party hereto shall agree to any settlement or termination of the Proceedings for year in which the Closing occurs without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed except to the extent such settlement or termination is required pursuant to the terms of any Lease. If any refund shall be paid on account of real estate taxes for the tax year in which the Closing occurs, whether by means of settlement of the Proceedings, or otherwise, then the net refund shall be apportioned between Sellers and CSCP, as of the Closing Date, after deducting therefrom all costs and expenses, including reasonable attorneys' fees, incurred in connection with the Proceedings and any portion thereof payable to any Tenant. Both parties agree to cooperate in good faith in connection with the Proceedings and take such action and execute such documents at or after the date of the Closing as may be necessary to give effect to the provisions of this Article. The provisions of this Article shall survive the Closing.

ARTICLE XXVII: Entire Agreement. This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral understandings. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXVIII: Amendments. This Agreement may not be changed, modified or terminated except by an instrument executed by the parties hereto.

ARTICLE XXIX: Successors and Assigns.

         1. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Sellers may not assign this Agreement or all or any part of their rights and obligations hereunder to another party without the consent of CSCP.

         2. CSCP may not assign this Agreement or all or any part of its rights and obligations hereunder to another party without the consent of Sellers.

         3. Notwithstanding anything to the contrary contained in this Agreement, CSCP shall have the right to designate nominee(s) and/or designee(s) to take title to all or any portion of the Property, and each such nominee or designee shall be entitled to the rights and benefits of CSCP under this Agreement with respect to the portion of the Property acquired by such nominee and shall be deemed to be third party beneficiaries of the representations, warranties, certifications, covenants, agreements and indemnities made by Sellers in favor of CSCP pursuant to this Agreement.

         4. The provisions of this Article shall survive the Closing.

ARTICLE XXX: Governing Law; Jurisdiction. This Agreement shall be governed by and in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that State without giving effect to the conflict-of-laws principles thereof. Any action, suit or proceeding in connection with this Agreement may be brought against the Seller Indemnitors in a court of record of the State of New York, County of New York, or of the United States District Court for the Southern District of New York, and the Seller Indemnitors hereby consent and submit to the jurisdiction thereof. Service of process may be made upon the Seller Indemnitors by certified or registered mail, at the address to be used for the giving of Notice to the Sellers hereunder. Nothing herein shall affect the right of CSCP to commence legal proceedings or otherwise to proceed against any Seller Indemnitor in any other jurisdiction or to serve process in any manner permitted by applicable law. In any action, suit or proceeding in connection with this Agreement, the Seller Indemnitors and CSCP hereby waive any claim that New York County or the Southern District of New York is an inconvenient forum, and the Seller Indemnitors hereby further waives the right to interpose any defense based upon any claim of laches and any set-off or counterclaim of any nature or description. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXI: Business Days. Whenever any action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-Business Day, then such period (or date) shall be extended until the next succeeding Business Day. As used herein, the term "Business Day" shall be deemed to mean any day, other than a Saturday or Sunday, on which commercial banks in the State of New York are not required or authorized to be closed for business. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXII: Interpretation. Section and Article headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to wit, that ambiguities in this Agreement should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto. Whenever the words "including", "include" or "includes" are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Exhibit and Section and Article references in this Agreement shall be deemed to refer to the Exhibits and Sections and Articles in this Agreement. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXIII: Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns (and, with respect to CSCP (i) its designees and nominees, and (ii) the parties being indemnified, held harmless and defended pursuant to this Agreement including Article XXV of this Agreement), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. This Agreement is not intended to and does not create any third party beneficiary rights whatsoever. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXIV: Legal Costs. Except as expressly provided to the contrary in this Agreement, the parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, and other agreements pertaining to this transaction; provided, however, that in any litigation occurring under this Agreement, the prevailing party shall be entitled to be reimbursed for its reasonable legal fees and expenses. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXV: Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

ARTICLE XXXVI: Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto. Delivery of this Agreement by facsimile by any party shall represent a valid and binding execution and delivery of this Agreement by such party

ARTICLE XXXVII: No Implied Waivers. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified in this Agreement for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXVIII: Unenforceability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein unless doing so would materially and adversely affect a party or the benefits that such party is entitled to receive under this Agreement. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XXXIX: Waiver of Trial by Jury. SELLER INDEMNITORS AND CSCP HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. The provisions of this Article shall survive the Closing or earlier termination of this Agreement.

ARTICLE XL: Press Releases; Confidentiality. Sellers shall not issue any press release or other media publicity of any kind whatever with respect to this Agreement or any of the transactions contemplated hereby, unless approved by CSCP. This restriction shall exclude disclosure to (i) the lenders as required to obtain consent to the assumption of the Assumable Debt or (ii) the Purchase Option Tenants. Notwithstanding any terms or conditions in this Agreement to the contrary, but subject to restrictions reasonably necessary to comply with federal or state securities laws, any person may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure. For the avoidance of doubt, this authorization is not intended to permit disclosure of the names of, or other identifying information regarding, the participants in the transaction, or of any information or the portion of any materials not relevant to the tax treatment or tax structure of the transaction. The provisions of this Article shall survive a Closing or earlier termination of this Agreement.

ARTICLE XLI: Ground Leases.

         1. Provided that the entering into and the performance under the Medina Ground Lease does not violate any Law or the terms of any financing documents secured by the Property located in Medina, Ohio and owned by 3160 Medina Road Company, LLC (the "Medina Property") or the terms of any easement, covenant, condition or restriction encumbering the Medina Property or any Lease applicable to all or any portion of the Medina Property, at the Closing, CSCP (or its designee or nominee taking title to the Medina Property) shall enter into a ground lease with the Seller of the Medina Property having the terms set forth on EXHIBIT QQ-1 attached hereto and made a part hereof (and otherwise in form and content acceptable to CSCP) (the "Medina Ground Lease") for the portion of the Medina Property indicated with cross-hatching on said EXHIBIT QQ-2.

         2. Provided that the entering into and the performance under the Mason Ground Lease does not violate any Law or the terms of any financing documents secured by the Mason Property or the terms of any easement, covenant, condition or restriction encumbering the Mason Property or any Lease applicable to all or any portion of the Mason Property, at the Closing with respect to the Mason Property, CSCP (or its designee or nominee taking title to the Mason Property) shall enter into a ground lease with the Seller of the Mason Property having the terms set forth on EXHIBIT QQ-1 attached hereto and made a part hereof (and otherwise in form and content acceptable to CSCP) (the "Mason Ground Lease") for the portion of the Mason Property indicated with cross-hatching on said EXHIBIT QQ-3.

         3. Provided that the entering into and the performance under the Grove City Ground Lease does not violate any Law or the terms of any financing documents secured by the Property located in Grove City, Ohio and owned by One Grove City Company, LLC (the "Grove City Property") or the terms of any easement, covenant, condition or restriction encumbering the Grove City Property or any Lease applicable to all or any portion of the Grove City Property, at the Closing with respect to the Grove City Property, CSCP (or its designee or nominee taking title to the Grove City Property) shall enter into a ground lease with the Seller of the Grove City Property having the terms set forth on EXHIBIT QQ-1 attached hereto and made a part hereof (and otherwise in form and content acceptable to CSCP) (the "Grove City Ground Lease") for the portion of Grove City Property indicated with cross-hatching on said EXHIBIT QQ-4.

         4. Provided that the entering into and the performance under the Geneseo Ground Lease does not violate any Law or the terms of any financing documents secured by the Property located in Geneseo, New York and owned by One Geneseo Company, LLC (the "Geneseo Property") or the terms of any easement, covenant, condition or restriction encumbering the Geneseo Property or any Lease applicable to all or any portion of the Geneseo Property, at the Closing, CSCP (or its designee or nominee taking title to the Geneseo Property) shall enter into a ground lease with the Seller of the Geneseo Property having the terms set forth on EXHIBIT QQ-1 attached hereto and made a part hereof (and otherwise in form and content acceptable to CSCP) for the portion of Geneseo Property indicated with cross-hatching on said EXHIBIT QQ-5.

ARTICLE XLII: Exhibits. Each of the exhibits attached to this Agreement is incorporated into and made a part of this Agreement. To the extent that any exhibit has not been attached to this Agreement as of the date of execution of this Agreement, this Agreement shall nonetheless constitute a binding agreement between the parties relating to the matters set forth herein, the parties agree to negotiate in good faith to agree as to the form and content of the remaining exhibits prior to the Designated Date, and prior to the Designated Date those agreed upon exhibits shall be attached to and made a part of this Agreement as if attached to and made a part of this Agreement on the date of execution of this Agreement.

ARTICLE XLIII: Powell Ohio Dedication. Notwithstanding anything to the contrary contained in this Agreement, Sellers shall be obligated to cause Attucks Drive, which is located partially on the Premises located in Powell, Ohio, to be dedicated to the appropriate governmental authorities. Sellers shall cause such dedication to occur as expeditiously as possible, and shall pay all costs and expenses in connection therewith. Sellers and CSCP shall cooperate with each other in connection with such dedication. All documents and instruments required to be executed by the owner of the Powell, Ohio Premises shall be in form and content satisfactory to CSCP. The provisions of this Article shall survive the Closing.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

                               CEDAR SHOPPING CENTERS PARTNERSHIP,
                               L.P., a Delaware limited partnership


                               By: Cedar Shopping Centers, Inc., a Maryland corporation, its general partner

                                    By:      /s/  Leo S. Ullman
                                            ---------------------------------
                                    Name:   Leo S. Ullman
                                    Title:  President




                   [Signature pages to continue on next page]

                               SELLER INDEMNITORS:

                               /s/ Dan Giltz
                               --------------------------
                               Dan Giltz

                               /s/ Harry W. Giltz II
                               --------------------------
                               Harry W. Giltz II

                               /s/  Harry W. Giltz III
                               --------------------------
                               Harry W. Giltz III

                               /s/ Grant Giltz
                               --------------------------
                               Grant Giltz

                               /s/ Dave Thomas
                               --------------------------
                               Dave Thomas




                   [Signature pages to continue on next page]

                                    BUFFALO BROAD COMPANY, LLC,
                                    an Ohio limited liability company

                                    By: /s/  Harry W. Giltz, II
                                        ---------------------------------
                                        Name: Harry W. Giltz, II
                                        Title: Member

                                    By: /s/  Harry W. Giltz, III
                                        ---------------------------------
                                        Name: Harry W. Giltz, III
                                        Title: Member

                                   By: /s/ Grant W. Giltz
                                       ----------------------------------
                                       Name: Grant W. Giltz
                                       Title: Member

                                   By: /s/ Sandra E. Giltz
                                       -----------------------------------
                                       Name: Sandra E. Giltz
                                       Title: Member



                   [Signature pages to continue on next page]

                                        31 DAVIS ROAD COMPANY, LLC,
                                        an Ohio limited liability company

                                        By: /s/  Harry W. Giltz, III
                                            --------------------------------
                                            Name: Harry W. Giltz, III
                                            Title: Manager



                   [Signature pages to continue on next page]

                                   1020 NORTH MAIN STREET COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: /s/  Harry W. Giltz, II
                                       --------------------------------
                                       Name: Harry W. Giltz, II
                                       Title: Member

                                   By: /s/  Harry W. Giltz, III
                                       --------------------------------
                                       Name: Harry W. Giltz, III
                                       Title: Member

                                   By: /s/ Grant W. Giltz
                                       --------------------------------
                                       Name: Grant W. Giltz
                                       Title: Member

                                   By: /s/ Sandra E. Giltz
                                       --------------------------------
                                       Name: Sandra E. Giltz
                                       Title: Member


                   [Signature pages to continue on next page]

                                         825 EAST CHESTNUT COMPANY, LLC,
                                         an Ohio limited liability company

                                         By: /s/  Harry W. Giltz, II
                                             ---------------------------------
                                             Name: Harry W. Giltz, II
                                             Title: Member

                                         By: /s/  Harry W. Giltz, III
                                             ---------------------------------
                                             Name: Harry W. Giltz, III
                                             Title: Member

                                         By: /s/ Grant W. Giltz
                                             ---------------------------------
                                             Name: Grant W. Giltz
                                             Title: Member

                                         By: /s/ Sandra E. Giltz
                                             ---------------------------------
                                             Name: Sandra E. Giltz
                                             Title: Member




                   [Signature pages to continue on next page]

                                ONE CLYDE COMPANY, LLC,
                                an Ohio limited liability company

                                By: Giltz & Associates, Inc., its Manager

                                By: /s/ Harry W. Giltz, III
                                    --------------------------------------
                                    Name: Harry W. Giltz, III
                                    Title: President


                   [Signature pages to continue on next page]

                                            TWO CARROLLTON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                -----------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Manager




                   [Signature pages to continue on next page]

                                            COUNTY ROAD, LTD.,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                ------------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Manager




                   [Signature pages to continue on next page]

                                   301 OSWEGO COMPANY, LLC,
                                   an Ohio limited liability company

                                   By: Giltz & Associates, Inc., its sole member

                                   By: /s/  Harry W. Giltz, III
                                       -----------------------------------------
                                       Name: Harry W. Giltz, III
                                       Title: President


                   [Signature pages to continue on next page]

                              ONE GENESEO COMPANY, LLC,
                              an Ohio limited liability company

                              By: Giltz & Associates, Inc., its sole member

                              By: /s/  Harry W. Giltz, III
                                  ------------------------------------------
                                  Name: Harry W. Giltz, III
                                  Title: President




                   [Signature pages to continue on next page]

                              B SPACE ZANESVILLE COMPANY, LLC,
                              an Ohio limited liability company

                              By: Giltz & Associates, Inc., its sole member

                              By: /s/  Harry W. Giltz, III
                                  ------------------------------------------
                                  Name: Harry W. Giltz, III
                                  Title: President


                   [Signature pages to continue on next page]

                                    ONE AUGUST COMPANY, LLC,
                                    an Ohio limited liability company

                                    By: Giltz & Associates, its sole member

                                    By: /s/ Harry W. Giltz, III
                                        -----------------------------------
                                        Name: Harry W. Giltz, III
                                        Title: President




                   [Signature pages to continue on next page]

                                       23300 LORAIN ROAD COMPANY, LLC,
                                       an Ohio limited liability company

                                       By: /s/ James B. Abraham
                                           ----------------------------------
                                           Name: James B. Abraham
                                           Title: Manager




                   [Signature pages to continue on next page]

                                            3160 MEDINA ROAD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                ------------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Co-Manager

                                            By: /s/ David M. Thomas
                                                ------------------------------
                                                Name: David M. Thomas
                                                Title: Co-Manager


                   [Signature pages to continue on next page]

                                      ONE UBB, LLC,
                                      an Ohio limited liability company

                                      By: /s/  Harry W. Giltz, II
                                          ---------------------------------
                                          Name: Harry W. Giltz, II
                                          Title: Member

                                      By: /s/  Harry W. Giltz, III
                                          ---------------------------------
                                          Name: Harry W. Giltz, III
                                          Title: Member

                                      By: /s/ Grant W. Giltz
                                          ---------------------------------
                                          Name: Grant W. Giltz
                                          Title: Member

                                      By: /s/ Sandra E. Giltz
                                          ---------------------------------
                                          Name: Sandra E. Giltz
                                          Title: Member


                   [Signature pages to continue on next page]

                                        B SPACE MANSFIELD COMPANY, LLC,
                                        an Ohio limited liability company

                                        By: /s/  Harry W. Giltz, III
                                            ---------------------------------
                                            Name: Harry W. Giltz, III
                                            Title: Member

                                        By: /s/ Grant W. Giltz
                                            ---------------------------------
                                            Name: Grant W. Giltz
                                            Title: Member


                   [Signature pages to continue on next page]

                                            ONE WESTFIELD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager


                   [Signature pages to continue on next page]

                               1140 PORTAGE TRAIL COMPANY, LLC,
                               an Ohio limited liability company

                               By: Portage Trail Management, Inc., its Manager

                               By: /s/  Harry W. Giltz, III
                                   -------------------------------------------
                                   Name: Harry W. Giltz, III
                                   Title: President


                   [Signature pages to continue on next page]

                                       3129 LINCOLN WAY COMPANY, LLC,
                                       an Ohio limited liability company

                                       By: /s/ David M. Thomas
                                           ------------------------------------
                                           Name: David M. Thomas
                                           Title: Member

                                       By: Thomas Properties, Ltd., Member

                                       By: /s/  David M. Thomas
                                           ------------------------------------
                                           Name: David M. Thomas
                                           Title: Manager

                                       By: Giltz & Associates, Inc., Member

                                       By: /s/  Harry W. Giltz, III
                                           ------------------------------------
                                           Name: Harry W. Giltz, III
                                           Title: President


                   [Signature pages to continue on next page]

                                            ONE LODI COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager


                   [Signature pages to continue on next page]

                                            ONE ONTARIO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/ Joseph Bolognue
                                                -------------------------------
                                                Name: Joseph Bolognue
                                                Title: Manager


                   [Signature pages to continue on next page]

                                            ONE PICKERINGTON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager


                   [Signature pages to continue on next page]

                                            ONE POWELL COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager




                   [Signature pages to continue on next page]

                                            ONE POLARIS COMPANY, LLC,
                                            an Ohio limited liability company

                                             By: /s/ Joseph Bolognue
                                                 -----------------------------
                                                 Name: Joseph Bolognue
                                                 Title: Manager




                   [Signature pages to continue on next page]

                                            ONE SHELBY COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/ Michael Bolognue
                                                -------------------------------
                                                Name: Michael Bolognue
                                                Title: Manager




                   [Signature pages to continue on next page]

                                            ONE HUDSON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Co-Manager

                                            By: /s/ David M. Thomas
                                                ------------------------------
                                                Name: David M. Thomas
                                                Title: Co-Manager




                   [Signature pages to continue on next page]

                                            ONE NEW MILFORD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
                                                ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager




                   [Signature pages to continue on next page]

                                            CANTON-YANKEE ASSOCIATES, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                -------------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Co-Manager

                                            By: /s/ David M. Thomas
                                                -------------------------------
                                                Name: David M. Thomas
                                                Title: Co-Manager




                   [Signature pages to continue on next page]

                                            ONE SPRINGBORO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                ------------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Co-Manager

                                            By: /s/ David M. Thomas
                                                ------------------------------
                                                Name: David M. Thomas
                                                Title: Co-Manager




                   [Signature pages to continue on next page]

                                            ONE GROVE CITY COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, II
                                                -------------------------------
                                                Name: Harry W. Giltz, II
                                                Title: Co-Manager

                                            By: /s/ David M. Thomas
                                                -------------------------------
                                                Name: David M. Thomas
                                                Title: Co-Manager




                   [Signature pages to continue on next page]

                                         ONE HILLIARD COMPANY, LLC,
                                         an Ohio limited liability company

                                         By: /s/  Harry W. Giltz, III
                                             ------------------------------
                                             Name: Harry W. Giltz, III
                                             Title: Co-Manager

                                         By: /s/ David M. Thomas
                                             ------------------------------
                                             Name: David M. Thomas
                                             Title: Co-Manager




                   [Signature pages to continue on next page]

                                     ONE MASON COMPANY, LLC,
                                     an Ohio limited liability company

                                     By: /s/  Harry W. Giltz, III
                                         --------------------------------
                                         Name: Harry W. Giltz, III
                                         Title: Co-Manager

                                     By: /s/ David M. Thomas
                                         --------------------------------
                                         Name: David M. Thomas
                                         Title: Co-Manager




                   [Signature pages to continue on next page]

                              ONE ENON COMPANY, LLC,
                              an Ohio limited liability company

                              By: Giltz & Associates, Inc., its sole member

                              By: /s/  Harry W. Giltz, III
                                  ------------------------------------------
                                  Name: Harry W. Giltz, III
                                  Title: President



                   [Signature pages to continue on next page]

                                            ONE WESTLAKE COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  Harry W. Giltz, III
\                                               ------------------------------
                                                Name: Harry W. Giltz, III
                                                Title: Manager


                             [Final signature page]

                                    EXHIBIT A

                                     SELLERS
                                     -------

                                   EXHIBIT B-1

                               STABILIZED PREMISES
                               -------------------

                                   EXHIBIT B-2

                              DEVELOPMENT PREMISES
                              --------------------

                                    EXHIBIT C

                             PURCHASE OPTION RIGHTS
                             ----------------------

                                    EXHIBIT D

                                   TRADE NAMES
                                   -----------

                                    EXHIBIT E

       ALLOCATION OF CONSIDERATION AND TAX BASIS OF STABILIZED PROPERTIES
       -------------------------------------------------------------------

                                   EXHIBIT F-1

                                 STABILIZED DEBT
                                 ---------------

                                   EXHIBIT F-2

                                DEVELOPMENT DEBT
                                ----------------

                                   EXHIBIT G-1

                  ALLOCATION OF STABILIZED COMMON UNIT HOLDERS
                  --------------------------------------------

                                   EXHIBIT G-2

                  ALLOCATION OF DEVELOPMENT COMMON UNIT HOLDERS
                  ---------------------------------------------

                                   EXHIBIT H-1

                  SAMPLE DEVELOPMENT CONSIDERATION CALCULATION
                  --------------------------------------------

                                   EXHIBIT H-2

                   SAMPLE DEVELOPMENT LEASE VALUE CALCULATION
                   ------------------------------------------

                                    EXHIBIT I

                                ESCROW AGREEMENT
                                ----------------

                                    EXHIBIT J

                               SURVEY REQUIREMENTS
                               -------------------

                                    EXHIBIT K

                                   RENT ROLLS
                                   -----------

                                   EXHIBIT L-1

         STABILIZED/SLEEPYS HOLDBACK SCHEDULE (CONSTRUCTION IN PROGRESS)
         ---------------------------------------------------------------

                                   EXHIBIT L-2

                    STABILIZED CREDIT (TENANTS IN POSSESSION)
                    -----------------------------------------

                                    EXHIBIT M

                         OUTSTANDING LEASING COMMISSIONS
                         -------------------------------

                                    EXHIBIT N

                             SCHEDULE OF VIOLATIONS
                             ----------------------

                                    EXHIBIT O

                                SERVICE CONTRACTS
                                -----------------

                                    EXHIBIT P

                         EXISTING ENVIRONMENTAL REPORTS
                         ------------------------------

                                    EXHIBIT Q

                         ONE AUGUST COMPANY VACANT SPACE
                         -------------------------------

                                    EXHIBIT R

                 DEBT DOCUMENTS AND EXISTING DEFAULTS THEREUNDER
                 -----------------------------------------------

                                    EXHIBIT S

                      DEVELOPMENT PERMITS NOT YET OBTAINED
                      ------------------------------------

                                   EXHIBIT T-1

                      DEVELOPMENT PLANS AND SPECIFICATIONS
                      ------------------------------------

                                   EXHIBIT T-2

                              DEVELOPMENT CONTRACTS
                              ---------------------

                                   EXHIBIT T-3

                              DEVELOPMENT SCHEDULES
                              ---------------------

                                   EXHIBIT U-1

                                 DEED - NEW YORK
                                 ---------------

                                   EXHIBIT U-2

                                   DEED - OHIO
                                   -----------

                                   EXHIBIT U-3

                               DEED - CONNECTICUT
                               ------------------

                                   EXHIBIT U-4

                               DEED - PENNSYLVANIA
                               -------------------

                                    EXHIBIT V

                              ASSIGNMENT OF LEASES
                              --------------------

                                    EXHIBIT W

                         ASSIGNMENT OF SERVICE CONTRACTS

                                    EXHIBIT X

                       BILL OF SALE AND GENERAL ASSIGNMENT

                                    EXHIBIT Y

                               FIRPTA CERTIFICATE
                               ------------------

                                    EXHIBIT Z

                              SELLERS' CERTIFICATE
                              --------------------

                                   EXHIBIT AA

                                LETTER TO TENANTS
                                -----------------

                                  EXHIBIT BB-1

                         NEW YORK NON-COMPETE AGREEMENT
                         ------------------------------

                                  EXHIBIT BB-2

                           OHIO NON-COMPETE AGREEMENT
                           --------------------------

                                  EXHIBIT BB-3

                        CONNECTICUT NON-COMPETE AGREEMENT
                        ---------------------------------

                                  EXHIBIT BB-4

                       PENNSYLVANIA NON-COMPETE AGREEMENT
                       ----------------------------------

                                   EXHIBIT CC

                     TERMS OF PROPERTY MANAGEMENT AGREEMENTS
                     ---------------------------------------

                                   EXHIBIT DD

                           FUTURE PROPERTIES AGREEMENT
                           ---------------------------

                                   EXHIBIT EE

                             UNIT HOLDER CERTIFICATE
                             -----------------------

                                   EXHIBIT FF

                               CSCP's CERTIFICATE
                               ------------------

                                   EXHIBIT GG

                       FORM OF TENANT ESTOPPEL CERTIFICATE
                       -----------------------------------

                                  EXHIBIT HH-1

                       LIST OF REQUIRED STABILIZED TENANTS
                       -----------------------------------

                                  EXHIBIT HH-2

                      LIST OF REQUIRED DEVELOPMENT TENANTS
                      ------------------------------------

                                  EXHIBIT II-1

                              PENDING LITIGATIONS
                              -------------------

                                  EXHIBIT II-2

               PENDING CONDEMNATION OR EMINENT DOMAIN PROCEEDINGS
               --------------------------------------------------

                                   EXHIBIT JJ

                            VACANT STABILIZED SPACES
                            ------------------------

                                   EXHIBIT KK

                                 TAX PROCEEDINGS
                                 ---------------

                                   EXHIBIT LL

                ZONING CLASSIFICATION OF PENNSYLVANIA PROPERTIES
                ------------------------------------------------

                                   EXHIBIT MM

                               STANDARD LEASE FORM
                               -------------------

                                  EXHIBIT NN-1

                                LODI SUBDIVISION
                                ----------------

                                  EXHIBIT NN-2

                               GAHANNA SUBDIVISION
                               -------------------

                                  EXHIBIT NN-3

                                MASON SUBDIVISION
                                -----------------

                                   EXHIBIT OO

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                   EXHIBIT PP

                                 SIDE AGREEMENT
                                 --------------

                                  EXHIBIT QQ-1

                               GROUND LEASE TERMS
                               ------------------

                                  EXHIBIT QQ-2

                          MEDINA GROUND LEASE PROPERTY
                          ----------------------------

                                  EXHIBIT QQ-3

                           MASON GROUND LEASE PROPERTY
                           ---------------------------

                                  EXHIBIT QQ-4

                        GROVE CITY GROUND LEASE PROPERTY
                        --------------------------------

                                  EXHIBIT QQ-5

                          GENESEO GROUND LEASE PROPERTY
                          -----------------------------

                                   EXHIBIT RR

       CONVEYED BUFFALO BROAD PROPERTY AND RELEASED BUFFALO BROAD PROPERTY
       -------------------------------------------------------------------